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PAGE 1
IDS Life Flexible Portfolio Annuity

Prospectus
May 1, 1997

The Flexible Portfolio Annuity is an individual deferred fixed/variable annuity contract offered by IDS Life Insurance Company (IDS Life), a subsidiary of
American Express Financial Corporation (AEFC). Purchase payments may be allocated among different accounts, providing variable and/or fixed returns and payouts. The annuity is available for qualified and nonqualified retirement plans.

IDS Life Variable Account 10

Sold by: IDS Life Insurance Company, IDS Tower 10, Minneapolis, MN 55440-0010, Telephone: 800-437-0602.
http://www.americanexpress.com/advisors.

This  prospectus  contains the information  about the variable  account that you
should  know  before  investing.   Refer  to  "The  variable  account"  in  this
prospectus.

The prospectus is accompanied or preceded by the following prospectuses: the Retirement Annuity Mutual Funds (describing IDS Life Aggressive Growth Fund, IDS Life International Equity Fund, IDS Life Capital Resource Fund, IDS Life Managed Fund, IDS Life Special Income Fund, IDS Life Moneyshare Fund, IDS Life Growth Dimensions Fund, IDS Life Global Yield Fund and IDS Life Income Advantage Fund); AIM Variable Insurance Funds, Inc. (describing AIM V.I. Growth and Income Fund); Putnam Variable Trust, formerly known as Putnam Capital Manager Trust (describing Putnam VT New Opportunities Fund, formerly known as PCM New Opportunities Fund); American Century Variable Portfolios, Inc., formerly known as TCI Portfolios, Inc. (describing American Century VP Value, formerly known as TCI Value); Templeton Variable Products Series Fund (describing Templeton Developing Markets Fund) and Warburg Pincus Trust (describing Warburg Pincus Trust/Small Company Growth Portfolio). Please read these documents carefully and keep them for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission, or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IDS Life is not a financial institution, and the securities it offers are not deposits or obligations of, or guaranteed or endorsed by any financial institution nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investments in this annuity involve investment risk including the possible loss of principal.


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PAGE 2
A Statement of Additional Information (SAI) (incorporated by reference into this prospectus) filed with the Securities and Exchange Commission (SEC), is available for reference, along with other related materials, on the SEC Internet website (http://www.sec.gov). The SAI is available without charge by contacting IDS Life at the telephone number above or by completing and sending the order form on the last page of this prospectus. The table of contents of the SAI is on the last page of this prospectus.


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PAGE 3
                                Table of contents

Key terms.......................................................
The Flexible Portfolio Annuity in brief.........................
Expense summary.................................................
Condensed financial information (unaudited).......................
Financial statements............................................
Performance information.........................................
The variable account............................................
The funds.......................................................
     IDS Life Aggressive Growth Fund............................
     IDS Life International Equity Fund.........................
     IDS Life Capital Resource Fund.............................
     IDS Life Managed Fund......................................
     IDS Life Special Income Fund...............................
     IDS Life Moneyshare Fund...................................
     IDS Life Growth Dimensions Fund............................
     IDS Life Global Yield Fund.................................
     IDS Life Income Advantage Fund.............................
     AIM V.I. Growth and Income Fund............................
     Putnam VT New Opportunities Fund...........................
     American Century VP Value..................................
     Templeton Developing Markets Fund: Class 1.................
     Warburg Pincus Trust/Small Company Growth Portfolio........
The fixed account...............................................
Buying your annuity.............................................
     The retirement date........................................
     Beneficiary................................................
     How to make purchase payments..............................
Charges.........................................................
     Contract administrative charge.............................
     Mortality and expense risk fee.............................
     Surrender charge...........................................
     Waiver of surrender charges................................
     Premium taxes..............................................
Valuing your investment.........................................
     Number of units............................................
     Accumulation unit value....................................
     Net investment factor......................................
     Factors that affect variable subaccount
     accumulation units.........................................
Making the most of your annuity.................................
     Automated dollar-cost averaging............................
     Transferring money between subaccounts.....................
     Transfer policies..........................................
     How to request a transfer or a surrender...................
Surrendering your contract......................................
     Surrender policies.........................................
     Receiving payment when you request a surrender.............
TSA-special surrender provisions................................
Changing ownership..............................................
Benefits in case of death.......................................


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PAGE 4
The annuity payout period.......................................
     Annuity payout plans.......................................
     Death after annuity payouts begin..........................
Taxes...........................................................
Voting rights...................................................
Substitution of investments.....................................
Distribution of the contracts...................................
About IDS Life .................................................
      Legal proceedings.........................................
Regular and special reports.....................................
        Services..................................................
      Table of contents of the Statement of
      Additional Information...................................


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PAGE 5
Key terms

These terms can help you understand details about your annuity.

Accumulation unit - A measure of the value of each variable subaccount before annuity payouts begin.

Annuitant - The person on whose life or life expectancy the annuity payouts are based.

Annuity  -  A  contract   purchased  from  an  insurance   company  that  offers
tax-deferred growth of the investment until earnings are withdrawn, and that can be tailored to meet the specific needs of the individual during retirement.

Annuity payouts - An amount paid at regular intervals under one of several plans available to the owner and/or any other payee. This amount may be paid on a variable or fixed basis or a combination of both.

Annuity unit - A measure of the value of each variable subaccount used to calculate the annuity payouts you receive.

Beneficiary - The person designated to receive annuity benefits in case of the owner's or annuitant's death.

Close of business - When the New York Stock Exchange (NYSE) closes, normally 3 p.m. Central time.

Code - Internal Revenue Code of 1986, as amended.

Contract value - The total value of your annuity before any applicable surrender charge and any contract administrative charge have been deducted.

Contract year - A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Fixed account - An account to which you may allocate purchase payments. Amounts allocated to this account earn interest at rates that are declared periodically by IDS Life.

IDS Life - In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

Mutual funds (funds) - Mutual funds or portfolios, each with a different investment objective. (See "The funds.") You may allocate your purchase payments into variable subaccounts investing in shares of any or all of these funds.

Owner (you, your) - The person who controls the annuity (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the annuity's benefits.



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PAGE 6
Purchase payments - Payments made to IDS Life for an annuity.

Qualified annuity - An annuity purchased for a retirement plan that is subject to applicable federal law and any rules of the plan itself. These plans include:

o  Individual Retirement Annuities (IRAs)
o  SIMPLE IRAs
o  Simplified Employee pension (SEP) Plans
o  Section 401(k) plans
o  Custodial and trusteed pension and profit-sharing plans
o  Tax-Sheltered Annuities (TSAs)
o  Section 457 plans.

All other annuities are considered nonqualified annuities.

Retirement date - The date when annuity payouts are scheduled to begin. This date is first established when you start your contract. You can change it in the future.

Surrender charge - A deferred sales charge that may be applied if you surrender your annuity before the retirement date.

Surrender value - The amount you are entitled to receive if you surrender your annuity. It is the contract value minus any applicable surrender charge and contract administrative charge.

Valuation date - Any normal business day, Monday through Friday, that the NYSE is open. The value of each variable subaccount is calculated at the close of business on each valuation date.

Variable account - Consists of separate subaccounts to which you may allocate purchase payments; each invests in shares of one mutual fund. (See "The variable account.") The value of your investment in each variable subaccount changes with the performance of the particular fund.

The Flexible Portfolio Annuity in brief

Purpose: The Flexible Portfolio Annuity is designed to allow you to build up funds for retirement. You do this by making one or more investments (purchase payments) that may earn returns that increase the value of the annuity. Beginning at a specified future date (the retirement date), the annuity provides lifetime or other forms of payouts to you or to anyone you designate.

Ten-day free look: You may return your annuity to your financial advisor or our Minneapolis office within 10 days after it is delivered to you and receive a full refund of the contract value. No charges will be deducted. However, you bear the investment risk from the time of purchase until return of the contract; the refund amount may be more or less than the payment you made. (Exception: if the law so requires, all of your purchase payment will be refunded.)




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PAGE 7
Accounts: You may allocate your purchase payments among any or all of:

o variable subaccounts, each of which invests in a mutual fund with a particular investment objective. The value of each variable subaccount varies with the performance of the particular fund. We cannot guarantee that the value at the retirement date will equal or exceed the total of purchase payments allocated to the variable subaccounts. (p.15)

o one fixed account, which earns interest at rates that are adjusted periodically by IDS Life. (p.20)

Buying your annuity: Your financial advisor will help you complete and submit an application. Applications are subject to acceptance at our Minneapolis office. You may buy a nonqualified annuity or a qualified annuity including an IRA. Payment may be made either in a lump sum or installments:

o Minimum initial purchase payment - $2,000 ($1,000 for qualified annuities) unless you pay in installments by means of a bank authorization or under a group billing arrangement such as a payroll deduction.
o  Minimum additional purchase payment - $50.
o  Minimum installment payment - $50 monthly; $23.08 biweekly
   (scheduled payment plan billing).
o Maximum first-year payment(s) - $50,000 to $1,000,000 depending on your age.
o  Maximum payment for each subsequent year - $50,000 to $100,000 depending upon your age.  (p.23)

Transfers: Subject to certain restrictions you may redistribute your money among accounts without charge at any time until annuity payouts begin, and once per contract year among the variable subaccounts thereafter. You may establish automated transfers among the fixed account and variable subaccount(s). (p.31)

Surrenders: You may surrender all or part of your contract value at any time before the retirement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and tax penalties and may have other tax consequences; also, certain restrictions apply. (p.35)

Changing ownership: You may change ownership of a nonqualified annuity by written instruction, however, such changes of nonqualified annuities may have federal income tax consequences. Certain restrictions apply concerning change of ownership of a qualified annuity. (p.38)

Benefits in case of death: If you or the annuitant dies before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p.39)

Annuity payouts: The contract value of your investment can be applied to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as they are needed. If you purchased a


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PAGE 8
qualified annuity, the payout schedule must meet the requirements of the qualified plan. Payouts may be made on a fixed or variable basis, or both. Total monthly payouts may include amounts from each variable subaccount and the fixed account. During the annuity payout period, you cannot be invested in more than five variable subaccounts at any one time unless we agree otherwise. (p.41)

Taxes: Generally, your annuity grows tax-deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will still be taxed on the income if you are the owner. (p.45)

Charges: Your Flexible Portfolio Annuity is subject to a $30 annual contract administrative charge, a 1.25% mortality and expense risk charge, a surrender charge and any applicable premium taxes that may be imposed by state or local governments and deducted as applicable either from your purchase payments or upon total withdrawal or when annuity payouts begin. (p.25)

Expense summary

The purpose of this table is to help you understand the various costs and expenses associated with your annuity.

You pay no sales charge when you purchase the annuity. All costs that you bear directly or indirectly for the variable subaccounts and underlying mutual funds are shown below. Some expenses may vary as explained under "Contract charges."

Contract Owner Expenses*

Surrender charge
           (contingent deferred sales
           charge as percent of purchase
           payments surrendered)            Contract year
                    7                            1-3
                    6                             4
                    5                             5
                    4                             6
                    3                             7
                    2                             8
                    0                       After 8 years

                Annual Contract Administrative Charge           $30

Variable Account Annual Expense

                Mortality and Expense Risk Fee
                (as a percentage of daily net asset value)    1.25%




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PAGE 9
Annual Operating Expenses of Underlying Mutual Funds
(as a percentage of average net assets)

           IDS Life  IDS Life
           Aggres-   Inter-    IDS Life            IDS Life             IDS Life    IDS Life  IDS Life   AIM V.I.    Putnam VT
           sive      national  Capital   IDS Life  Special  IDS Life    Growth      Global    Income     Growth and  New Oppor-
           Growth    Equity    Resource  Managed   Income   Moneyshare  Dimensions  Yield     Advantage  Income      tunities
Management
fees        .60%      .82%      .60%      .59%      .59%     .50%         .63%      .84%        .63%       .65%        .63%

Other
expenses    .09       .16       .08       .07       .10      .06          .22       .62         .54        .13         .09

Total       .69%**    .98%**    .68%**    .66%**    .69%**   .56%**       .85%**   1.46%**     1.17%**     .78%**      .72%**

                                              Warburg Pincus
              American     Templeton          Trust/Small
              Century      Developing         Company
              VP Value     Markets: Class 1   Growth
                           (After Fee         (After Expense
                            Limitation)        Waivers)

Management
fees           1.00%          1.25%             .90%

Other
expenses         --            .53              .26

Total          1.00%**        1.78%++          1.16%+

* Premium taxes imposed by some state and local governments are not reflected in this table.
** Annualized operating expenses of underlying mutual funds at Dec. 31, 1996.
+ Figures in "Management fees," "Other expenses" and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 1996 net of any fee waivers or expense reimbursements. Without such waivers or reimbursements "Other Expenses" would equal .27%, "Total" would equal 1.17%. ++ Figures are estimates for 1997 based on annualized 1996 figures. The fund began operations in March 1996. Figures do not reflect the Investment Manger's agreement in advance to waive of a portion of its fees during 1996. After the waiver, actual management fees and total operating expenses of the portfolio in 1996 were 1.17% and 1.70% of net assets, respectively. This waiver agreement has been terminated.

         IDS Life   IDS Life
         Aggres-    Inter-    IDS Life            IDS Life              IDS Life    IDS Life  IDS Life   AIM V.I.    Putnam VT
         sive       national  Capital   IDS Life  Special   IDS Life    Growth      Global    Income     Growth and  New Oppor-
         Growth     Equity    Resource  Managed   Income    Moneyshare  Dimensions  Yield     Advantage  Income      tunities

Example:* You would pay the following expenses on a $1,000 investment,  assuming
5% annual return and surrender at the end of each time period:

1 year   $ 92.94    $ 95.70   $ 92.84   $ 92.65   $ 92.94   $ 91.70     $ 94.46     $100.28   $ 97.51    $ 93.79     $ 93.22

3 years   140.83     149.14    140.54    139.97    140.83    137.09      145.42      162.77    154.55     143.41      141.69

5 years   168.47     182.65    167.98    166.99    168.47    162.06      176.31      205.73    191.84     172.89      169.95

10 years  238.60     268.84    237.54    235.42    238.60    224.76      255.39      317.01    288.18     248.08      241.77



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PAGE 10
                                            Warburg Pincus
          American      Templeton           Trust/Small
          Century       Developing          Company
          VP Value      Markets: Class 1    Growth

1 year    $ 95.89        $103.33            $ 97.42

3 years    149.71         171.78             154.26

5 years    183.62         220.86             191.36

10 years   270.89         347.87             287.17

You would pay the following expenses on the same investment assuming no surrender or the selection of an annuity payout plan at the end of each time period:

       IDS Life   IDS Life
       Aggres-    Inter-    IDS Life            IDS Life             IDS Life    IDS Life  IDS Life   AIM V.I.   Putnam VT
       sive       national  Capital   IDS Life  Special  IDS Life    Growth      Global    Income    Growth and  New Oppor-
       Growth     Equity    Resource  Managed   Income   Moneyshare  Dimensions  Yield     Advantage  Income     tunities


1 year   $ 20.90    $ 23.87   $ 20.80   $ 20.59   $ 20.90   $ 19.57     $ 22.54    $ 28.79   $ 25.82    $ 21.82    $ 21.21

3 years    64.54      73.50     64.23     63.61     64.54     60.51       69.49      88.22     79.35      67.33      65.47

5 years   110.76     125.76    110.24    109.20    110.76    103.98      119.06     150.20    135.49     155.44     112.32

10 years  238.60     268.84    237.54    235.47    238.60    224.76      255.39     317.01    288.18     248.08     241.77

                                          Warburg Pincus
           American    Templeton          Trust/Small
           Century     Developing         Company
           VP Value    Markets: Class 1   Growth

1 year     $ 24.01       $ 32.07          $ 25.72

3 years      74.12         97.95            79.04

5 years     126.79        166.22           134.98

10 years    270.89        347.87           287.17

This example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

* In this example, the $30 annual contract administrative charge is approximated as a .099% charge based on the average contract size. IDS Life has entered into certain arrangements under which it is compensated by the funds' advisers and/or distributors for the administrative services it provides to the funds.

Condensed Financial Information (unaudited)

                                          Period from
                                        March 5, 1996
                                     to Dec. 31, 1996*
Subaccount HC (invests in IDS Life Capital
  Resource Fund)
Accumulation unit value at beginning of
period...................................       $1.00
Accumulation unit value at end of period.       $1.03
Number of accumulation units outstanding
at end of period (000 omitted)...........      72,833
Ratio of operating expense to
  average net assets.....................       1.25%
Subaccount HI (invests in IDS Life International
  Equity Fund)
Accumulation unit value at beginning of
period...................................       $1.00
Accumulation unit value at end of period.       $1.06
Number of accumulation units outstanding
at end of period (000 omitted)...........      52,955
Ratio of operating expense to
  average net assets.....................       1.25%
Subaccount HA (invests in IDS Life Aggressive
  Growth Fund)
Accumulation unit value at beginning of
period....................................      $1.00
Accumulation unit value at end of period..      $1.09
Number of accumulation units outstanding
at end of period (000 omitted)............     56,318
Ratio of operating expense to
  average net assets.....................       1.25%
Subaccount HS (invests in IDS Life Special
  Income Fund)
Accumulation unit value at beginning of
period...................................       $1.00
Accumulation unit value at end of period.       $1.05
Number of accumulation units outstanding
at end of period (000 omitted)...........      86,467
Ratio of operating expense to
  average net assets.....................       1.25%
Subaccount HM (invests in IDS Life Moneyshare Fund)
Accumulation unit value at beginning of
period...................................       $1.00
Accumulation unit value at end of period.       $1.03
Number of accumulation units outstanding
at end of period (000 omitted)...........     111,372
Ratio of operating expense to
  average net assets.....................       1.25%
            1
Simple Yield                                    3.59%
              1
Compound Yield                                  3.66%
Subaccount HD (invests in IDS Life Managed Fund)
Accumulation unit value at beginning of
period...................................       $1.00
Accumulation unit value at end of period.       $1.12
Number of accumulation units outstanding
at end of period (000 omitted)...........      50,902
Ratio of operating expense to
  average net assets.....................       1.25%
Subaccount HG (invests in IDS Life Growth
  Dimensions Fund)**
Accumulation unit value at beginning of
period...................................       $1.00
Accumulation unit value at end of period.       $1.11
Number of accumulation units outstanding
at end of period (000 omitted)...........      91,977
Ratio of operating expense to
  average net assets.....................       1.25%

 *Operations commenced on March 5, 1996.
**Operations commenced on May 1, 1996.
1
 Net of annual contact administrative charge and mortality and expense risk fee.

Subaccount HY (invests in IDS Life Global Yield Fund)**
Accumulation unit value at beginning of
period...................................       $1.00
Accumulation unit value at end of period.       $1.07
Number of accumulation units outstanding
at end of period (000 omitted)...........      21,035
Ratio of operating expense to
  average net assets.....................       1.25%
Subaccount HV (invests in IDS Life Income
  Advantage Fund)**
Accumulation unit value at beginning of
period....................................      $1.00
Accumulation unit value at end of period..      $1.05
Number of accumulation units outstanding
at end of period (000 omitted)............     55,065
Ratio of operating expense to
  average net assets.....................       1.25%
Subaccount HW (invests in AIM V.I. Growth and Income)
Accumulation unit value at beginning of
period....................................      $1.00
Accumulation unit value at end of period..      $1.12
Number of accumulation units outstanding
at end of period (000 omitted)...........      72,803
Ratio of operating expense to
  average net assets.....................       1.25%
Subaccount HN (invests in Putnam VT New Opportunities)
Accumulation unit value at beginning of
period...................................       $1.00
Accumulation unit value at end of period.       $1.02
Number of accumulation units outstanding
at end of period (000 omitted)...........     119,724
Ratio of operating expense to
  average net assets.....................       1.25%
Subaccount HP (invests in American Century VP Value)**
Accumulation unit value at beginning of
period...................................       $1.00
Accumulation unit value at end of period.       $1.11
Number of accumulation units outstanding
at end of period (000 omitted)...........      19,657
Ratio of operating expense to
  average net assets.....................       1.25%
Subaccount HK (invests in Templeton Developing
  Markets Fund)
Accumulation unit value at beginning of
period....................................      $1.00
Accumulation unit value at end of period..      $0.93
Number of accumulation units outstanding
at end of period (000 omitted)............     74,610
Ratio of operating expense to
  average net assets.....................       1.25%
Subaccount HT (invests in Warburg Pincus
  Trust/Small Company Growth Portfolio)
Accumulation unit value at beginning of
period....................................      $1.00
Accumulation unit value at end of period..      $1.09
Number of accumulation units outstanding
at end of period (000 omitted)...........      62,743
Ratio of operating expense to
  average net assets.....................       1.25%
 *Operations commenced on March 5, 1996.
**Operations commenced on May 1, 1996.



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PAGE 11
Financial statements

The SAI, dated May 1, 1997, contains:

The audited financial statements of IDS Life Insurance Company including:
    - consolidated balance sheets as of Dec. 31, 1996 and Dec. 31, 1995; and
    - related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended Dec. 31, 1996.

The audited financial statements of the Variable Account including:
    - statements of net assets as of Dec. 31, 1996; and
    - statements of operations for the period from March 5, 1996
      (commencement of operations) to Dec. 31, 1996, except for subaccounts HG, HY, HV and HP which are for the period May 1, 1996 (commencement of operations) to Dec. 31, 1996; and
    - statements of changes in net assets for the period from March 5, 1996 (commencement of operations) to Dec. 31, 1996, except for subaccounts HG, HY, HV and HP which are for the period May 1, 1996 (commencement of operations) to Dec. 31, 1996.

Performance information

Performance information for the variable subaccounts may appear from time to time in advertisements or sales literature. In all cases, such information reflects the performance of a hypothetical investment in a particular account during a particular time period. The performance figures are calculated on the basis of historical performance of the funds. The performance figures relating to these funds assume that the contract was offered prior to March 1, 1996, which it was not. Before the subaccounts began investing in these funds, the figures show what the subaccount performance would have been if these subaccounts had existed during the illustrated periods. Once these subaccounts began investing in these funds, actual values are used for the calculations.

Simple yield - Account HM (investing in IDS Life Moneyshare Fund): Income over a given seven-day period (not counting any change in the capital value of the investment) is annualized (multiplied by 52) by assuming that the same income is received for 52 weeks. This annual income is then stated as an annual percentage return on the investment.

Compound yield - Account HM (investing in IDS Life Moneyshare Fund): Calculated like simple yield, except that, when annualized, the income is assumed to be reinvested. Compounding of reinvested returns increases the yield as compared to a simple yield.

Yield - For accounts investing in income funds: Net investment income (income less expenses) per accumulation unit during a given 30-day period is divided by the value of the unit on the last day of the period. The result is converted to an annual percentage.

PAGE 12
Average annual total return: Expressed as an average annual compounded rate of return of a hypothetical investment over a period of one, five and ten years (or up to the life of the account if it is less than ten years old). This figure reflects deduction of all applicable charges, including the contract administrative charge, mortality and expense risk fee and surrender charge, assuming a surrender at the end of the illustrated period. Optional average annual total return quotations may be made that do not reflect a surrender charge deduction (assuming no surrender).

Aggregate total return: Represents the cumulative change in the value of an investment over a specified period of time (reflecting change in a subaccount's accumulation unit value). The calculation assumes reinvestment of investment earnings and reflects the deduction of all applicable charges, including the contract administrative charge, mortality and expense risk fee and surrender charge, assuming a surrender at the end of the illustrated period. Optional aggregate total return quotations may be made that do not reflect a surrender charge deduction (assuming no surrender). Aggregate total return may be shown by means of schedules, charts or graphs.

Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the fund in which the subaccount invests, and the market conditions during the given time period. Such information is not intended to indicate future performance. Because advertised yields and total return figures include all charges attributable to the annuity, which has the effect of decreasing advertised performance, subaccount performance should not be compared to that of mutual funds that sell their shares directly to the public. (See the SAI for a further description of methods used to determine yield and total return for the subaccounts.)

If you would like additional information about actual performance, contact your financial advisor.

The variable account

Purchase payments can be allocated to any or all of the subaccounts of the variable account that invest in shares of the following funds:

                                                     Subaccount

    IDS Life Aggressive Growth Fund                      HA
    IDS Life International Equity Fund                   HI
    IDS Life Capital Resource Fund                       HC
    IDS Life Managed Fund                                HD
    IDS Life Special Income Fund                         HS
    IDS Life Moneyshare Fund                             HM
    IDS Life Growth Dimensions Fund                      HG
    IDS Life Global Yield Fund                           HY
    IDS Life Income Advantage Fund                       HV
    AIM V.I. Growth and Income Fund                      HW

PAGE 13
    Putnam VT New Opportunities Fund                     HN
    American Century VP Value                            HP
    Templeton Developing Markets Fund: Class 1           HK
    Warburg Pincus Trust/Small Company Growth Portfolio  HT

Each variable subaccount meets the definition of a separate account under federal securities laws. Income, capital gains and capital losses of each subaccount are credited or charged to that subaccount alone. No variable subaccount will be charged with liabilities of any other account or of our general business. All obligations arising under the contracts are general obligations of IDS Life.

The variable account was established under Minnesota law on Aug. 23, 1995 and is registered as a unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC.

The funds

IDS Life Aggressive Growth Fund
Objective: capital appreciation. Invests primarily in common stock of small-and medium-size companies. The fund also may invest in warrants or debt securities or in large, well-established companies when the portfolio manager believes such investments offer the best opportunity for capital appreciation.

IDS Life International Equity Fund
Objective: capital appreciation. Invests primarily in common stock of foreign issuers and foreign securities convertible into common stock. The fund also may invest in certain international bonds if the portfolio manager believes they have a greater potential for capital appreciation than equities.

IDS Life Capital Resource Fund
Objective: capital appreciation. Invests primarily in U.S. common stocks and other securities convertible into common stock, diversified over many different companies in a variety of industries.

IDS Life Managed Fund
Objective: maximum total investment return. Invests primarily in U.S. common stocks, securities convertible into common stock, warrants, fixed income securities (primarily high-quality corporate bonds) and money-market instruments. The fund invests in many different companies in a variety of industries.

IDS Life Special Income Fund
Objective: high level of current income while conserving the value of the investment for the longest time period. Invests primarily in high-quality, lower-risk corporate bonds issued by many different companies in a variety of industries, and in government bonds.

PAGE 14
IDS Life Moneyshare Fund
Objective: maximum current income consistent with liquidity and conservation of capital. Invests in high-quality money market securities with remaining maturities of 13 months or less. The fund also will maintain a dollar-weighted average portfolio maturity not exceeding 90 days. The fund attempts to maintain a constant net asset value of $1 per share.

IDS Life Growth Dimensions Fund
Objective: long-term growth of capital. Invests primarily in common stocks of U.S. and foreign companies showing potential for significant growth.

IDS Life Global Yield Fund
Objective: high total return through income and growth of capital. Invests primarily in a non-diversified portfolio of debt securities of U.S. and foreign issuers.

IDS Life Income Advantage Fund
Objective: high current income, with capital growth as a secondary objective. Invests primarily in long-term, high-yielding, high-risk debt securities below investment grade issued by U.S. and foreign corporations.

AIM V.I. Growth and Income Fund
Objective: growth of capital, with current income as a secondary objective. The fund seeks to achieve its objective by generally investing at least 65% of its net assets in stocks of companies believed by management to have the potential for above average growth in revenues and earnings.

Putnam VT New Opportunities Fund
Objective: long-term capital appreciation. Invests principally in common stocks of companies in sectors of the economy that Putnam
Investment Management, Inc., the fund's investment manager, believes possess above-average, long-term growth potential.

American Century VP Value
Objective: long-term capital growth, with income as a secondary objective. Invests primarily in securities that management believes to be undervalued at the time of purchase.

Templeton Developing Markets Fund
Objective: long-term capital appreciation. Invests primarily in equity securities of issuers in countries having developing markets.

Warburg Pincus Trust/Small Company Growth Portfolio
Objective: capital growth. Invests primarily in equity securities of small-sized domestic companies.

More comprehensive information regarding each fund is contained in the fund prospectus. You should read the fund prospectus and consider carefully, and on a continuing basis, which fund or combination of funds is best suited to your long-term investment needs. There is no assurance that the investment objectives of the

PAGE 15
funds will be attained nor is there any guarantee that the contract value will equal or exceed the total purchase payments made. Some funds may involve more risk than others--please monitor your investments accordingly.

All funds are available to serve as the underlying investment for variable annuities, and some funds are available to serve as the underlying investment for variable annuities, variable life insurance contracts and qualified plans. It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts, variable life insurance separate accounts and/or qualified plans to invest in the available funds simultaneously. Although IDS Life and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between such contract owners, policy owners and qualified plans to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that separate funds should be established for variable annuity, variable life insurance and qualified plan separate accounts, the variable annuity contract holders would not bear any expenses associated with establishing separate funds.

The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each mutual fund intends to comply with these requirements.

The U.S. Treasury and the IRS have indicated that they may provide additional guidance concerning how many variable subaccounts may be offered and how many exchanges among variable subaccounts may be allowed before the owner is considered to have investment control and thus is currently taxed on income earned within variable subaccount assets. We do not know at this time what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, to ensure that the owner will not be subject to current taxation as the owner of the variable subaccount assets.

We intend to comply with all federal tax laws to ensure that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

The investment managers for the funds are as follows:

o IDS Life Funds - IDS Life, IDS Tower 10, Minneapolis, MN 55440. American Express Financial Corporation is the investment advisor for the IDS Life Funds. IDS International, Inc., a wholly-owned subsidiary of AEFC, is the sub-investment advisor for IDS Life International Equity Fund;

o  AIM V.I. Growth and Income Fund - A I M Advisors, Inc., 11
   Greenway Plaza, Suite 1919, Houston, TX 77046-1173;

o Putnam VT New Opportunities Fund - Putnam Investment Management, Inc., One Post Office Square, Boston, MA 02109;

PAGE 16
o  American Century VP Value - American Century Investment
   Management, Inc., American Century Tower, 4500 Main
   Street, Kansas City, MO 64111;

o  Templeton Developing Markets Fund - Templeton Asset Management
   Ltd., Temasek Blvd., #38-03, Suntec Tower One, Singapore 038987

o  Warburg Pincus Trust/Small Company Growth Portfolio - Warburg,
   Pincus Counsellors, Inc., 466 Lexington Avenue, New York, NY
   10017-3147.

The investment managers and advisors cannot guarantee that the funds will meet their investment objectives. Please read the prospectuses for the funds for complete information on investment risks, deductions, expenses and other facts you should know before investing. These prospectuses are available by contacting IDS Life at the address or telephone number on the front of this prospectus, or from your financial advisor.

The fixed account

Purchase payments may also be allocated to the fixed account. The cash value of the fixed account increases as interest is credited to the account. Purchase payments and transfers to the fixed account become part of the general account of IDS Life, the company's main portfolio of investments. Interest is credited daily and compounded annually. We may change the interest rates from time to time.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 (1933 Act), nor is the fixed account registered as an investment company under the 1940 Act. Accordingly, neither the fixed account nor any interests in it are generally subject to the provisions of the 1933 or 1940 Acts, and we have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus that relate to the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Buying your annuity

Your financial advisor will help you prepare and submit your application, and send it along with your initial purchase payment to our Minneapolis office. As the owner, you have all rights and may receive all benefits under the contract. The annuity cannot be owned in joint tenancy, except in spousal situations. You cannot buy an annuity or be an annuitant if you are 91 or older. Please remember that the investment performance expenses and deduction of certain charges affect accumulation value.

When you apply, you can select:
o  the account(s) in which you want to invest;
o  how you want to make purchase payments; and
o  a beneficiary.

PAGE 17
The contract provides for allocation of purchase payments to the subaccounts of the variable account and/or to the fixed account in even 1% increments.

If your application is complete, we will process it and apply your purchase payment to your account(s) within two business days after we receive it at our Minneapolis office. If your application is accepted, we will send you a contract. If we cannot accept your application within five business days, we will decline it and return your payment. We will credit additional purchase payments to your account(s) at the next close of business after we receive and accept your payments at our Minneapolis office.

The retirement date

Upon processing your application, we will establish the retirement date to the maximum age or date as specified on the next page. You can also select a date within the maximum limits. This date can be aligned with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You can also change the date, provided you send us written instructions at least 30 days before annuity payouts begin.

For nonqualified annuities, the retirement date must be:

o no earlier than the 60th day after the contract's effective date; and
o no later than the annuitant's 85th birthday or before the 10th contract anniversary, if purchased after age 75. (In Pennsylvania, the maximum annuity start date ranges from age 85 to 95 based on the annuitant's age when the contract is issued.
   See contract for details.)

For qualified annuities, to avoid IRS penalty taxes, the retirement date generally must be:

o on or after the date the annuitant reaches age 59 1/2; and o for IRAs, SIMPLE IRAs and SEPs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or
o for all other qualified annuities, by April of the year following the calendar year when the annuitant reaches age 70 1/2; or, if later, retires; except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2.

If you are taking the minimum IRA or TSA distributions as required by the Code from another tax-qualified investment, or in the form of partial surrenders from this annuity, annuity payouts can start as late as the annuitant's 85th birthday or the 10th contract anniversary. (In Pennsylvania, the annuity payout ranges from age 85 to 95 based on the annuitant's age when the contract is issued.
See contract for details.)

Certain restrictions on retirement dates apply to participants in the Texas Optional Retirement Program. (See "Special surrender provisions.")

PAGE 18
Beneficiary

If death benefits become payable before the retirement date, your named beneficiary will receive all or part of the contract value. If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in case of death" for more about beneficiaries.)

Minimum purchase payment

If single payment:

Nonqualified:       $2,000
Qualified:          $1,000

o  Minimum additional purchase payment: $50

If installment payments:

o  Minimum installment payment(s): $50 monthly; $23.08 biweekly
   (scheduled payment plan billing)

Installments must total at least $600 in the first year.*

*If you make no purchase payments for 24 months, and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts sold to New Jersey residents.

Maximum first-year payment(s):

This maximum is based on your age or age of the annuitant (whomever is older) on the effective date of the contract.

Up to age 75           $1 million
76 to 85               $500,000
86 to 90               $50,000

o Maximum payment for each subsequent year:** $100,000 Up to age 85
                                              $ 50,000 Ages 86-90

**These limits apply in total to all IDS Life annuities you own. We reserve the right to increase maximum limits. For qualified annuities the qualified plan's limits on annual contributions also apply.

How to make purchase payments

1    By letter

Send your check along with your name and account number to:

PAGE 19
Regular mail:

IDS Life Insurance Company
Box 74
Minneapolis, MN  55440-0074

Express mail:

IDS Life Insurance Company
733 Marquette Avenue
Minneapolis, MN  55402

2    By scheduled payment plan

Your financial advisor can help you set up:

o an automatic payroll deduction, salary reduction or other group billing arrangement; or
o  a bank authorization.

Charges

Contract administrative charge
This fee is for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary. This $30 charge is waived if your contract value, or total purchase payments less any payments surrendered, equals or exceeds $25,000 on your contract anniversary.

If you surrender your contract, the charge will be deducted at the time of surrender regardless of the contract value or purchase payments made. The charge cannot be increased and does not apply after annuity payouts begin.

Mortality and expense risk fee

This fee is to cover the mortality risk and expense risk and is applied daily to the variable subaccounts and reflected in the accumulation unit values of the subaccounts. The subaccounts pay this fee at the time that dividends are distributed from the funds in which they invest. Annually the fee totals 1.25% of the subaccounts' average daily net assets. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long the entire group of IDS Life annuitants live. If, as a group, IDS Life annuitants outlive the life expectancy we have assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, IDS Life annuitants do not live as long as expected, we could profit from the mortality risk fee. Expense risk arises because the contract administrative charge cannot be

PAGE 20
increased and may not cover our expenses. Any deficit would have to be made up from our general assets.

We may use any profits realized from the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

Surrender charge

A surrender charge applies to all purchase payments surrendered in the first eight contract years. The surrender amount you request is determined by drawing from your total contract value in the following order:

o First, we surrender any contract earnings (contract value minus all purchase payments received and not previously surrendered). There is no surrender charge on contract earnings. Note:
   Contract earnings are determined by looking at the entire contract value, not the earnings of any particular variable subaccount or the fixed account.

o If necessary, we surrender amounts representing purchase payments not previously surrendered. The surrender charge rate on these purchase payments is as follows:

Surrender charge as
percent of purchase
payments surrendered        Contract year
--------------------        -------------
     7                        1-3
     6                         4
     5                         5
     4                         6
     3                         7
     2                         8
     0                         After 8 years

The surrender charge is calculated so that the total amount surrendered, minus any surrender charge, equals the amount you request.

Waiver of surrender charges There are no surrender charges for:

o  contract earnings;
o minimum required distributions after you reach age 70 1/2; (for qualified plans)
o  contracts settled using an annuity payout plan; and
o  death benefits.

If your contract includes a "Waiver of Surrender Charges for Nursing Home Confinement" Annuity Endorsement, we will waive surrender charges that are normally assessed upon full or partial surrender if you provide proof satisfactory to us that, as of the

PAGE 21
date you request the surrender, you or your spouse are confined to a nursing home and have been for the prior 90 days.

To qualify, the nursing home must meet the following criteria:

o be licensed by an appropriate licensing agency to provide nursing care;
o provide 24-hour-a-day nursing services; o have a doctor available for emergency situations; o have a nurse on duty or on call at all times; o maintain clinical records; and o have appropriate methods for administering drugs.

To the extent permitted by state law, this endorsement is included in contracts issued when the owner is under age 76 on the date that we issue the contract.

Other information on charges: AEFC makes certain custodial services available to some custodial and trusteed pension and profit sharing plans and 401(k) plans funded by IDS Life annuities. Fees for these services start at $30 per calendar year per participant. A termination fee for owners under age 59 1/2 will be charged (fee waived in case of death or disability).

Possible group reductions: In some cases (for example, an employer making the annuity available to employees), lower sales and administrative expenses may be incurred due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.

Premium taxes
Certain state and local governments impose premium taxes (up to 3.5%). These taxes are dependent upon the state of residence or the state in which the contract was sold and are deducted as applicable. In some cases, premium taxes are deducted from your purchase payments before they are allocated. In other cases, the deduction is made when you surrender your contract or when annuity payouts begin.

Valuing your investment

Here is how your accounts are valued:

Fixed account: The amounts allocated to the fixed account are valued directly in dollars and equal the sum of your purchase payments, plus interest earned, less any amounts surrendered or transferred and any contract administrative charge assessed.

Variable subaccounts: Amounts allocated to the variable subaccounts are converted into accumulation units. Each time you make a purchase payment or transfer amounts into one of the variable subaccounts, a certain number of accumulation units are credited to your contract for that subaccount. Conversely, each

PAGE 22
time you take a partial surrender, transfer amounts out of a variable subaccount, or are assessed a contract administrative charge, a certain number of accumulation units are subtracted from your contract.

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the underlying fund. The dollar value of each accumulation unit can rise or fall daily depending on the performance of the underlying mutual fund and on certain fund expenses. Here is how unit values are calculated:

Number of units
To calculate the number of accumulation units for a particular subaccount, we divide your investment, after deduction of any premium taxes, by the current accumulation unit value.

Accumulation unit value
The current accumulation unit value for each variable subaccount equals the last value times the subaccount's current net investment factor.

Net investment factor
o Determined each business day by adding the underlying mutual fund's current net asset value per share, plus per share amount of any current dividend or capital gain distribution; then
o  dividing that sum by the previous net asset value per share; and
o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the underlying mutual fund may fluctuate, the accumulation unit value may increase or decrease. You bear this investment risk in a variable subaccount.

Factors that affect variable subaccount accumulation units Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o additional purchase payments allocated to the variable subaccount(s);
o transfers into or out of the variable subaccount(s); o partial surrenders; o surrender charges; and/or o contract administrative charges.

Accumulation unit values may fluctuate due to:

o changes in underlying mutual fund(s) net asset value; o dividends distributed to the variable subaccount(s); o capital gains or losses of underlying mutual funds; o mutual fund operating expenses; and/or o mortality and expense risk fees.

PAGE 23
Making the most of your annuity

Automated dollar-cost averaging
You can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might have a set amount transferred monthly from a relatively conservative variable subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market value(s) of the underlying mutual fund(s). Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower the average cost per unit. For specific features contact your financial advisor.

How dollar-cost averaging works

         Amount      Accumulation    Number of units
Month    invested    unit value      purchased

Jan      $100          $20           5.00
Feb       100           18           5.56
March     100           17           5.88
April     100           15           6.67
May       100           16           6.25
June      100           18           5.56
July      100           17           5.88
Aug       100           19           5.26
Sept      100           21           4.76
Oct       100           20           5.00

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more units when the per unit market price is low...

(arrow in table pointing to September) and fewer units when the per unit market price is high.

You have paid an average price of only $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

Transferring money between subaccounts
You may transfer money from any one subaccount, or the fixed account, to another subaccount before annuity payouts begin.

PAGE 24
If we receive your request before the close of business, we will process it that day. Requests received after the close of business will be processed the next business day. There is no charge for transfers. Before making a transfer, you should consider the risks involved in switching investments.

Certain restrictions apply to transfers involving the fixed account. We may suspend or modify transfer privileges at any time. Excessive trading activity can disrupt mutual fund management strategy and increase expenses, which are borne by all contract owners participating in the fund regardless of their transfer activity. We may apply modifications or restrictions in any manner reasonably designed to prevent any use of the transfer right we consider to be to the disadvantage of other contract owners.

Transfer policies

o Before annuity payouts begin, you may transfer contract values between the variable subaccounts, or from the variable subaccount(s) to the fixed account at any time. However, if you have made a transfer from the fixed account to the variable subaccount(s), you may not make a transfer (including automated transfers) from any variable subaccount back to the fixed account until the next contract anniversary.

o You may transfer contract values from the fixed account to the variable subaccount(s) once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for transfer periods of your choosing subject to certain minimums).

o If we receive your transfer request within 30 days before the contract anniversary date, the transfer from the fixed account to the variable subaccount(s) will be effective on the anniversary.

o If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the variable subaccount(s) will be effective on the day we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o Once annuity payouts begin, no transfers may be made to or from the fixed account, but transfers may be made once per contract year among the variable subaccounts. During the annuity payout period, you cannot be invested in more than five variable subaccounts at any one time unless we agree otherwise.

How to request a transfer or a surrender

1    By letter

Send  your  name,   account   number,   Social   Security   Number  or  Taxpayer
Identification Number and signed request for a transfer or surrender to:


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PAGE 25
Regular mail:
IDS Life Insurance Company
IDS Tower 10
Minneapolis, MN  55440-0010

Express mail:
IDS Life Insurance Company
733 Marquette Avenue
Minneapolis, MN  55402

Minimum amount
Mail transfers:        $250 or entire account balance
Mail surrenders:       $250 or entire account balance

Maximum amount
Mail transfers:        None (up to contract value)
Mail surrenders:       None (up to contract value)

2    By phone

Call between 7 a.m. and 6 p.m. Central time:

1-800-437-0602 (toll free) or
(612) 671-4738 (Minneapolis/St. Paul area)

TTY service for the hearing impaired:
1-800-285-8846 (toll free)

Minimum amount
Phone transfers:       $250 or entire account balance
Phone surrenders:      $250 or entire account balance

Maximum amount
Phone transfers:       None (up to contract value)
Phone surrenders:      $50,000

We answer phone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender request believed to be authentic and will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. A telephone surrender will not be allowed within 30 days of a phoned-in address change. As long as the procedures are followed, neither IDS Life nor its affiliates will be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing IDS Life.

3    By automated transfers and automated partial surrenders

Your financial advisor can help you set up automated transfers among your subaccount or fixed account or partial surrenders from the accounts.


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PAGE 26
You can start or stop this service by written request or other method acceptable to IDS Life. You must allow 30 days for IDS Life to change any instructions that are currently in place.

o Automated transfers from the fixed account to any one of the variable subaccount(s) may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

o Automated surrenders may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial surrenders are in effect.

o Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

Minimum amount
Automated transfers or surrenders:  $50

Maximum amount
Automated transfers or surrenders:  None (except for automated transfers from the fixed
                                    account)

Surrendering your contract

As owner, you may surrender all or part of your contract at any time before annuity payouts begin by sending a written request or calling IDS Life. For total surrenders we will compute the value of your contract at the close of business after we receive your request. We may ask you to return the contract. You may have to pay surrender charges (see "Surrender charge") and IRS taxes and penalties (see "Taxes"). No surrenders may be made after annuity payouts begin.

Surrender policies

If you have a balance in more than one account and request a partial surrender, we will withdraw money from all your accounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise. The minimum contract value after partial surrender is $600.

Receiving payment when you request a surrender

By regular or express mail:

o  Payable to owner;

o  Mailed to address of record;

o  Special payee and/or addressee.

NOTE: You will be charged a fee if you request express mail delivery.

PAGE 27 By wire:

o  Request that payment be wired to your bank;

o  Bank account must be in the same ownership as your contract;

o Pre-authorization required. For instructions, contact your financial advisor.

Payment normally will be sent within seven days after receiving your request. However, we may postpone the payment if:

     -the surrender amount includes a purchase payment check that has not cleared;
     -the NYSE is closed, except for normal holiday and weekend closings;
     -trading on the NYSE is restricted, according to SEC rules; -an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts;
      or
     -the SEC permits us to delay payment for the protection of security holders.

TSA-special surrender provisions

Participants in Tax-Sheltered Annuities: The Code imposes certain restrictions on your right as owner to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions made after Dec. 31, 1988, plus the earnings on them, or to transfers or rollovers of such amounts from other contracts, may be made from the TSA only if:
     -you have attained age 59 1/2; -you have become disabled as defined in the Code; -you have separated from the service of the employer who purchased the annuity; or
     -the distribution is made to your beneficiary because of your death.

o If you encounter a financial hardship (within the meaning of the Code), you may receive a distribution of all contract values attributable to salary reduction contributions made after Dec.
   31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it still may be subject to IRS taxes and penalties. (See "Taxes.")

o The above restrictions on the right to receive a distribution do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions do not apply to transfers or exchanges of contract value within the annuity, or to another registered variable annuity contract or investment vehicle available through the employer.

PAGE 28
o If the contract has a loan provision, the right to receive a loan from your fixed account is described in detail in your contract. You may borrow from the contract value allocated to the fixed account.

o For certain types of contributions under a TSA contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. You should consult your employer to determine whether the nondiscrimination rules apply to you.

Participation in the Portland Public Schools TSA program: IDS Life will guarantee that your fixed account surrender value will not be less than the purchase payments paid, less any amounts previously surrendered, provided:

o all purchase payments under the contract have been allocated only to the fixed account; and

o there have been no transfers of fixed account contract values to any variable subaccount. If payments are allocated to a variable subaccount or monies are transferred from the fixed account to a variable subaccount, the guarantee does not apply.

Participants in the Texas Optional Retirement Program: You cannot receive any distribution before retirement unless you become totally disabled or end your employment at a Texas college or university. This restriction affects your right to: o surrender all or part of your annuity at any time; and o move up your retirement date.

If you are in the program for only one year, the portion of the purchase payments made by the state of Texas will be refunded to the state with no surrender charge. These restrictions are based on an opinion of the Texas Attorney General interpreting Texas law.

Changing ownership

You may change ownership of your nonqualified annuity at any time by filing a change of ownership with us at our Minneapolis office. The change will become binding upon us when we receive and record it. We will honor any change of ownership request believed to be authentic and will use reasonable procedures to confirm that it is. If these procedures are followed, we take no responsibility for the validity of the change.

If you have a nonqualified annuity, you may lose your tax advantages by transferring, assigning or pledging any part of it.
(See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose to any person except IDS Life. However, if the owner is a trust or custodian, or an employer acting in a similar

PAGE 29
capacity, ownership of a contract may be transferred to the annuitant.

Benefits in case of death

If you or the annuitant dies (or, for qualified annuities, if the annuitant dies) before annuity payouts begin, we will pay the beneficiary as follows:

For contracts issued in all states except Texas:

If death occurs before the annuitant's 75th birthday, the beneficiary receives the greatest of:

o  the contract value;
o the contract value as of the most recent sixth contract anniversary, minus any surrenders since that anniversary; or
o  purchase payments, minus any surrenders.

If death occurs on or after the annuitant's 75th birthday, the beneficiary receives the greater of:

o  the contract value; or
o the contract value as of the most recent sixth contract anniversary, minus any surrenders since that anniversary.

For contracts issued in Texas:

If death occurs before the annuitant's 75th birthday, the beneficiary receives the greater of: o purchase payments minus any surrenders; or o the contract value.

If death occurs on or after the annuitant's 75th birthday, the beneficiary receives the contract value.

If your spouse is sole beneficiary under a nonqualified annuity and you die before the retirement date, your spouse may keep the annuity as owner. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force.

Under a qualified annuity, if the annuitant dies before the retirement date, and the spouse is the only beneficiary, the spouse may keep the annuity in force until the date on which the annuitant would have reached age 70 1/2 or any other date permitted by the Code. To do this, the spouse must give us written instructions within 60 days after we receive proof of death.

Payments: We will pay the beneficiary in a single sum unless you have given us other written instructions, or the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death;

PAGE 30
o payouts begin no later than one year after death, or other date as permitted by the Code; and
o the payout period does not extend beyond the beneficiary's life or life expectancy.

When paying the beneficiary, we will determine the contract's value at the next close of business after our death claim requirements are fulfilled. Interest, if any, will be paid from the date of death at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled. (See "Taxes.")

The annuity payout period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we will mutually agree on other payout arrangements. The amount available for payouts under the plan you select is the contract value on your retirement date. No surrender charges are deducted under the payout plans listed below.

You also decide whether annuity payouts are to be made on a fixed or variable basis, or a combination of fixed and variable. Amounts of fixed and variable payouts depend on:
o  the annuity payout plan you select;
o  the annuitant's age and, in most cases, sex;
o  the annuity table in the contract;
o  the amounts you allocated to the account(s) at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccount(s) you select. These payouts will vary from month to month because the performance of the underlying mutual funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Transfer policies."

Annuity payout plans

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are to be used to purchase the payout plan.

o Plan A - Life annuity - no refund: Monthly payouts are made until the annuitant's death. Payouts end with the last payout before the annuitant's death; no further payouts will be made. This means that if the annuitant dies after only one monthly payout has been made, no more payouts will be made.

o Plan B - Life annuity with five, ten or 15 years certain: Monthly payouts are made for a guaranteed payout period of five, ten or 15 years that the annuitant elects. This election will determine the length of the payout period to the beneficiary if the

PAGE 31
annuitant should die before the elected period has expired. The guaranteed payout period is calculated from the retirement date. If the annuitant outlives the elected guaranteed payout period, payouts will continue until the annuitant's death.

o Plan C - Life annuity - installment refund: Monthly payouts are made until the annuitant's death, with our guarantee that payouts will continue for some period of time. Payouts will be made for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o Plan D - Joint and last survivor life annuity - no refund: Monthly payouts are made while both the annuitant and a joint annuitant are living. If either annuitant dies, monthly payouts continue at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o Plan E - Payouts for a specified period: Monthly payouts are made for a specific payout period of ten to 30 years chosen by the annuitant. Payouts will be made only for the number of years specified whether the annuitant is living or not. Depending on the time period selected, it is foreseeable that an annuitant can outlive the payout period selected. In addition, a 10% IRS penalty tax could apply under this payout plan. (See "Taxes.")

Restrictions for some qualified plans: If you purchased a qualified annuity, you must select a payout plan that provides for payouts:

o  over the life of the annuitant;
o over the joint lives of the annuitant and a designated beneficiary;
o for a period not exceeding the life expectancy of the annuitant; or
o for a period not exceeding the joint life expectancies of the annuitant and a designated beneficiary.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

Death after annuity payouts begin

If you or the annuitant dies after annuity payouts begin, any amount payable to the beneficiary will be provided in the annuity payout plan in effect.




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PAGE 32
Taxes

Generally, under current law, any increase in your contract value is taxable to you only when you receive a payout or surrender. (See detailed discussion below.) Any portion of the annuity payouts and any surrenders you request that represent ordinary income are normally taxable. You will receive a 1099 tax information form for any year in which a taxable distribution was made according to our records.

Annuity payouts under nonqualified annuities: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts received after your investment in the annuity is fully recovered will be subject to tax.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company to the same owner during a calendar year are to be taxed as a single, unified contract when distributions are taken from any one of such contracts.

Annuity payouts under qualified annuities: Under a qualified annuity, the entire payout generally will be includable as ordinary income and subject to tax except to the extent that contributions were made with after-tax dollars. If you or your employer invested in your contract with pre-tax dollars as part of a qualified retirement plan, such amounts are not considered to be part of your investment in the contract and will be taxed when paid to you.

Surrenders: If you surrender part or all of your contract before your annuity payouts begin, your surrender payment will be taxed to the extent that the value of your contract immediately before the surrender exceeds your investment. You also may have to pay a 10% IRS penalty for surrenders before reaching age 59 1/2. For qualified annuities, other penalties may apply if you surrender your annuity before your plan specifies that you can receive payouts.

Death benefits to beneficiaries: The death benefit under an annuity is not tax-exempt. Any amount received by the beneficiary that represents previously deferred income earnings within the contract, is taxable as ordinary income to the beneficiary in the year(s) he or she receives the payment(s).

Annuities owned by corporations, partnerships or trusts: For nonqualified annuities any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will continue to be tax-deferred.

Penalties: If you receive amounts from your contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. If you receive amounts


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PAGE 33
from your SIMPLE IRA before reaching age 59 1/2, generally the IRS 10% penalty provisions apply. However, if you receive these amounts before age 59 1/2 and within the first two years of your participation in the SIMPLE IRA plan, the IRS penalty will be assessed at the rate of 25% instead of 10%. However, this penalty will not apply to any amount received by you or your beneficiary:
o  because of your death;
o  because you become disabled (as defined in the Code);
o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or
o if it is allocable to an investment before Aug. 14, 1982 (except for qualified annuities).

For other qualified annuities, other penalties or exceptions may apply if you surrender your annuity before your plan specifies that payouts can be made.

Withholding, generally: If you receive all or part of the contract value from an annuity, withholding may be imposed against the taxable income portion of the payout. Any withholding that is done represents a prepayment of your tax due for the year. You take credit for such amounts on the annual tax return that you file.

If the payout is part of an annuity payout plan, the amount of withholding generally is computed using payroll tables. You can provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full surrender), withholding is computed using 10% of the taxable portion. Similar to above, as long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

If a distribution is taken from a contract offered under a Section 457 Plan (deferred compensation plan of state and local governments and tax-exempt organizations), withholding is computed using payroll methods depending upon the type of payment.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, any payment from which federal withholding is deducted may also have state withholding deducted.

The withholding requirements may differ if payment is being made to a non-U.S. citizen or if the payment is being delivered outside the United States.

Withholding from qualified annuities: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, SEP, SIMPLE IRA or Section 457 plan), mandatory 20% income tax

PAGE 34
withholding generally will be imposed at the time the payout is made. This mandatory withholding is in place of the elective withholding discussed above. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;
o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more; or
o  the payment is a minimum distribution required under the Code.

Payments made to a surviving spouse instead of being directly rolled over to an IRA may also be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

Transfer of ownership of a nonqualified annuity: If you make such a transfer without receiving adequate consideration, the transfer is considered a gift, and also may be considered a surrender for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the amount of deferred earnings at the time of the transfer will be taxed to the original owner, who also may be subject to a 10% IRS penalty as discussed earlier. In this case, the new owner's investment in the annuity will be the value of the annuity at the time of the transfer.

Collateral assignment of a nonqualified annuity: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a surrender.

Important: Our discussion of federal tax laws is based upon our understanding of these laws as they are currently interpreted. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

Tax qualification: The contract is intended to qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, notwithstanding any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendments.

PAGE 35
Voting rights

As a contract owner with investments in the variable subaccount(s) you may vote on important mutual fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes is determined by applying the percentage interest in each variable subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes is equal to:

o the reserve held in each subaccount for the contract, divided by;

o the net asset value of one share of the applicable underlying mutual fund.

As we make annuity payouts, the reserve for the annuity decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount not more than 60 days before a shareholders' meeting. Notice of these meetings, proxy materials and a statement of the number of votes to which the voter is entitled, will be sent.

We will vote shares for which we have not received instructions in the same proportion as the votes for which we have received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we have received instructions.

Substitution of investments

If shares of any fund should not be available for purchase by the appropriate variable subaccount or if, in the judgment of IDS Life's Management, further investment in such shares is no longer appropriate in view of the purposes of the subaccount, investment in the subaccount may be discontinued or another registered open-end management investment company may be substituted for fund shares held in the subaccounts if IDS Life believes it would be in the best interest of persons having voting rights under the contract. The variable account may be operated as a management company under the 1940 Act or it may be deregistered under this Act if the registration is no longer required. In the event of any such substitution or change, IDS Life, without the consent or approval of the owners, may amend the contract and take whatever action is necessary and appropriate. However, no such substitution or change will be made without the necessary approval of the SEC and state insurance departments. IDS Life will notify owners of any substitution or change.

PAGE 36
Distribution of the contracts

IDS Life, a registered broker/dealer, is the sole distributor of the contract. IDS Life pays total commissions of up to 7.0% of the total purchase payments received on the contracts. A portion of this total commission is paid to district managers and field vice presidents of the selling representative.

About IDS Life

The Flexible Portfolio Annuity is issued by IDS Life, a wholly-owned subsidiary of AEFC, which itself is a wholly-owned subsidiary of the American Express Company, a financial services company headquartered in New York City.

IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and located at IDS Tower 10, Minneapolis, MN 55440-0010. IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York.

American Express Financial Advisors Inc. offers mutual funds, investment certificates and a broad range of financial management services. IDS Life offers insurance and annuities.

American Express Financial Advisors Inc. serves individuals and businesses through its nationwide network of more than 175 offices and more than 7,800 financial advisors.

Other subsidiaries provide investment management and related services for pension, profit-sharing, employee savings and endowment funds of businesses and institutions.

Legal Proceedings

A number of lawsuits have been filed against life and health insurers in jurisdictions in which IDS Life does business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. IDS Life, like other life and health insurers, from time to time is involved in such litigation. On Dec. 13, 1996, an action of this nature was commenced in Minnesota state court. The plaintiffs purport to represent a class consisting of all persons who replaced existing IDS Life policies with new IDS Life policies from and after Jan. 1, 1985. Plaintiffs seek damages in an unspecified amount and also seek to establish a claims resolution facility for the determination of individual issues. IDS Life filed an answer to the Complaint on Feb. 18, 1997. A similar action involving the replacement of existing IDS Life insurance policies and annuity contracts was filed in the same court on March 21, 1997.

IDS Life believes it has meritorious defenses to these and other actions arising in connection with the conduct of its business activities and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal proceedings which would have a material adverse effect on its consolidated financial condition.

PAGE 37
Regular and special reports

Services
To help you track and evaluate the performance of your annuity, we provide:

Quarterly statements showing the value of your investment.

Annual reports containing required information on the annuity and its underlying investments.

A personalized annuity progress report detailing the cumulative return since the contract was purchased and the average annual rate of return on your investments. This report, which is unique in the industry, is available upon request from your financial advisor.

Table of contents of the Statement of Additional Information

IDS Life Preferred Retirement Account.........3
Performance information.......................3
Calculating annuity payouts...................7
Rating agencies...............................9
Principal underwriter.........................9
Independent auditors..........................9
Prospectus....................................9
Financial statements -
      IDS Life Variable Account 10
      IDS Life Insurance Company

-------------------------------------------------------------------
Please check the appropriate box to receive a copy of the Statement of Additional Information for:

_____ IDS Life Flexible Portfolio Annuity

_____ IDS Life Retirement Annuity Mutual Funds

_____ AIM Variable Insurance Funds, Inc.

_____ Putnam Variable Trust

_____ American Century Variable Portfolios, Inc.

_____ Templeton Variable Products Series Fund

_____ Warburg Pincus Trust/Small Company Growth Portfolio

Please return this request to:

IDS Life Insurance Company
IDS Tower 10
Minneapolis, MN  55440-0010

PAGE 38
Your name _______________________________________________________

Address _________________________________________________________

City ______________________  State ______________ Zip ___________

                       STATEMENT OF ADDITIONAL INFORMATION

                                       for

                       IDS LIFE FLEXIBLE PORTFOLIO ANNUITY

                          IDS Life Variable Account 10

                                   May 1, 1997


IDS Life Flexible Variable Account 10 is a separate account established and maintained by IDS Life Insurance Company (IDS Life).

This Statement of Additional Information, dated May 1, 1997, is not a prospectus. It should be read together with the account's prospectus, dated May 1, 1997, which may be obtained from your financial advisor, or by writing or calling IDS Life at the address or telephone number below.



IDS Life Insurance Company
IDS Tower 10
Minneapolis, MN 55440
800-437-0602

PAGE 40
                                TABLE OF CONTENTS

IDS Life Preferred Retirement Account.........................p.

Performance Information.......................................p.

Calculating Annuity Payouts...................................p.

Rating Agencies...............................................p.

Principal Underwriter.........................................p.

Independent Auditors..........................................p.

Prospectus....................................................p.

Financial Statements
          IDS Life Variable Account 10
          IDS Life Insurance Company

PAGE 41
IDS LIFE PREFERRED RETIREMENT ACCOUNT

The Flexible Portfolio Annuity may be used to fund the IDS Life Preferred Retirement Account (PRA) as a way to build tax-deferred retirement income. The PRA can be used to supplement, or as an alternative to, a non-deductible IRA or other retirement plan.

The   advantages  of  the  IDS  Life   Preferred   Retirement   Account  over  a
non-deductible IRA are shown below:

               IDS Life Preferred         Non-deductible IRA
               Retirement
               Account
-------------------------------------------------------------
Maximum        $50,000 to $1 million      $2,000 per year
amount you     initially, then $50,000    ($4,000 per year
can            to $100,000 per year       for married individuals
contribute     depending on your          filing jointly)
               age. (spouse can have
               own plan)
--------------------------------------------------------------
Highest age    The later of age 85        70 1/2 years old
you can        or the 10th contract
contribute     anniversary

--------------------------------------------------------------
Types of       Any type: wages,           Generally limited
income you     investment income,         to income from
can            gifts, inheritance,        employment
contribute     etc.
--------------------------------------------------------------
Records        None required, but         You must keep all
you must       IDS Life furnishes you     records yourself
keep           regular reports
               for your files
--------------------------------------------------------------
Reports you    None                       You must report all
must file                                 contributions and
with the                                  withdrawals each
IRS                                       year
--------------------------------------------------------------
Age at which   The later of age 85        70 1/2 years old
you must       or the 10th contract
begin          anniversary
withdrawals
--------------------------------------------------------------

PERFORMANCE INFORMATION

The following performance figures are calculated on the basis of historical performance of the funds. The performance figures relating to these funds assume that the contract was offered prior to March 1, 1996, which it was not. Before the subaccounts began investing in these funds, the figures show what the subaccount

PAGE 42
performance would have been if these subaccounts had existed during the illustrated periods. Once these subaccounts began investing in these funds, actual values are used for the calculations.

Calculation of yield for Subaccount HM (Investing in IDS Life
Moneyshare Fund)

Subaccount HM, which invests in IDS Life Moneyshare Fund, calculates an annualized simple yield and a compound yield based on a seven-day period.

The simple yield is calculated by determining the net change in the value of a hypothetical subaccount having the balance of one accumulation unit at the beginning of the seven-day period. (The net change does not include capital change, but does include a pro rata share of the annual contract charges, including the annual contract administrative charge and the mortality and expense risk fee.) The net change in the subaccount value is divided by the value of the subaccount at the beginning of the period to obtain the return for the period. That return is then multiplied by 365/7 to obtain an annualized figure.

The value of the hypothetical subaccount includes the amount of any declared dividends, the value of any shares purchased with any dividend paid during the period and any dividends declared for such shares. The variable subaccount's yield does not include any realized or unrealized gains or losses, nor does it include the effect of any applicable surrender charge.

The subaccount calculates its compound yield according to the following formula:

                                                  365/7
Compound Yield = [(return for seven-day period +1)     ]  - 1

Annualized Yield based on Seven-Day Period ended Dec. 31, 1996

Subaccount investing in:    Simple Yield         Compound Yield

IDS Life Moneyshare Fund        3.59%                 3.66%

The rate of return, or yield, on the subaccount's accumulation unit may fluctuate daily and does not provide a basis for determining future yields. Investors must consider, when comparing an investment in subaccount HM with fixed annuities, that fixed annuities often provide an agreed-to or guaranteed fixed yield for a stated period of time, whereas the variable subaccount's yield fluctuates. In comparing the yield of subaccount HM to a money market fund, you should consider the different services that the annuity provides.

PAGE 43
Calculation of yield for Subaccounts (Investing in income funds)

Quotations of yield will be based on all investment income earned during a particular 30-day period, less expenses accrued during the period (net investment income) and will be computed by dividing net investment income per accumulation unit by the value of an accumulation unit on the last day of the period, according to the following formula:

                        YIELD = 2[(a-b + 1) 6 - 1]
                                   cd

where:    a = dividends and investment income earned during the
              period.
          b = expenses accrued for the period (net of
              reimbursements).
          c = the average daily number of accumulation units outstanding during the period that were entitled to receive dividends.
          d = the maximum offering price per accumulation unit on the last day of the period.

Yield on the subaccount is earned from the increase in the net asset value of shares of the fund in which the subaccount invests and from dividends declared and paid by the fund, which are automatically invested in shares of the fund.

Annualized Yield based on 30-day Period ended Dec. 31, 1996

Subaccounts investing in:              Yield

IDS Life Special Income                7.60%
IDS Life Global Yield                  2.77
IDS Life Income Advantage              9.28

Calculation of average annual total return

Quotations of average annual total return for a subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the annuity contract over a period of one, five and ten years (or, if less, up to the life of the account), calculated according to the following formula:

                         P(1+T) n = ERV

where:       P = a hypothetical initial payment of $1,000.
             T = average annual total return.
             n = number of years.
           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year (or other) period at the end of the one, five, or ten year (or other) period (or fractional portion thereof).

PAGE 44
Average Annual Total Return For Period Ended:  Dec. 31, 1996

Average Annual Total Return with Surrender

                                                                                   Since
Subaccount investing in:*                   1 Year       5 Year       10 Year      Inception
-----------------------
IDS LIFE
  Aggressive Growth Fund (1/92)              7.67%           --%           --%        9.95%
  Capital Resource Fund (10/81)             -0.47          6.30         12.06           --
  Global Yield (4/96)                          --            --            --        -0.04
  Growth Dimensions (4/96)                     --            --            --         3.64
  Income Advantage (4/96)                      --            --            --        -2.22
  International Equity Fund (1/92)           1.11            --            --         7.20
  Managed Fund (4/86)                        8.43          8.72         10.41           --
  Moneyshare Fund (10/81)                   -3.35          1.76          4.29           --
  Special Income Fund (10/81)               -1.46          7.59          7.61           --
AIM
  AIM V.I. Growth and Income Fund (5/94)    11.34            --            --         15.81
American Century VP Value (5/96)               --            --            --          4.25
Putnam VT
  New Opportunities Fund (5/94)              1.70            --            --         19.14
Templeton
 Developing Markets Fund: Class 1 (5/96)       --            --            --        -13.75
Warburg Pincus Trust
  Small Company Growth (6/95)**              5.39            --            --         20.60

Average Annual Total Return without Surrender
                                                                                     Since
Subaccount investing in:*                   1 Year       5 Year       10 Year      Inception
-----------------------

IDS LIFE
  Aggressive Growth Fund (1/92)             14.67%           --%           --%        10.76%
  Capital Resource Fund (10/81)              6.53          7.07         12.06            --
  Global Yield (4/96)                          --            --            --          6.96
  Growth Dimensions (4/96)                     --            --            --         10.64
  Income Advantage (4/96)                      --            --            --          4.78
  International Equity Fund (1/92)           8.11            --            --          8.11
  Managed Fund (4/86)                       15.43          9.42         10.41            --
  Moneyshare Fund (10/81)                    3.65          2.68          4.29            --
  Special Income Fund (10/81)                5.54          8.33          7.61            --
AIM
  AIM V.I. Growth and Income Fund (5/94)    18.34            --            --         17.83
American Century VP Value (5/96)               --            --            --         11.25
Putnam VT
  New Opportunities Fund (5/94)              8.70            --            --         21.07
Templeton
  Developing Markets Fund: Class 1 (5/96)      --            --            --         -6.75
Warburg Pincus Trust
  Small Company Growth (6/95)**             12.39            --            --         24.79

*inception dates of the funds are shown in parentheses.
**Annualized return at Dec. 31, 1996 with expense limitation.

Aggregate Total Return

Aggregate total return represents the cumulative change in the value of an investment over a specified period of time (reflecting change in a subaccount's accumulation unit value) and is computed by the following formula:

                               ERV - P
                                  P

where:       P = a hypothetical initial payment of $1,000.
           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the one, five,

PAGE 45
                 or ten year (or other) period at the end of the one, five, or ten year (or other) period (or fractional portion thereof).

The Securities and Exchange Commission requires that an assumption be made that the contract owner surrenders the entire contract at the end of the one, five and ten year periods (or, if less, up to the life of the account) for which performance is required to be calculated. In addition, performance figures may be shown without the deduction of a surrender charge.

Total return figures reflect the deduction of all applicable charges including the contract administrative charge and mortality and expense risk fee.

Performance of the subaccounts may be quoted or compared to rankings, yields, or returns as published or prepared by independent rating or statistical services or publishers or publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

CALCULATING ANNUITY PAYOUTS

The Variable Account

The following calculations are done separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.

Initial Payout: To compute your first monthly payment, we: o determine the dollar value of your annuity as of the valuation date seven days before the retirement date and then deduct any applicable premium tax. o apply the result to the annuity table contained in the contract or another table at least as favorable. The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

Annuity Units: The value of your subaccount is then converted to annuity units. To compute the number credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date on (or next day preceding) the seventh calendar day before the retirement date. The number of units in your subaccount is fixed. The value of the units fluctuates with the performance of the underlying mutual fund.

PAGE 46
Subsequent Payouts:  To compute later payouts, we multiply:
o the annuity unit value on the valuation date on or immediately preceding the seventh calendar day before the payout is due; by the fixed number of annuity units credited to you.

Annuity Table: The table shows the amount of the first monthly payment for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.) The table assumes that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts.

Substitution of 3.5% Table: If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% table in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. Using the 5% table results in a higher initial payment, but later payouts will increase more slowly when annuity unit values are rising and decrease more rapidly when they are declining.

Annuity Unit Values: This value was originally set at $1 for each variable subaccount. To calculate later values we multiply the last annuity value by the product of: o the net investment factor; and o the neutralizing factor. The purpose of the neutralizing factor is to offset the effect of the assumed investment rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

Net Investment Factor:
o Determined each business day by adding the underlying mutual fund's current net asset value per share plus per share amount of any current dividend or capital gain distribution; then o dividing that sum by the previous net asset value per share; and o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the underlying mutual fund may fluctuate, the net investment factor may be greater or less than one, and the accumulation unit value may increase or decrease. You bear this investment risk in a variable subaccount.

The Fixed Account

Your fixed annuity payout amounts are guaranteed. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we: o take the value of your fixed account at the retirement date or the date you have selected to begin receiving your annuity payouts; then o using an annuity table we apply the value according to the annuity payout plan you select; and

PAGE 47
o the annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The table will be equal to or greater than the table in your contract.

RATING AGENCIES

The following chart reflects the ratings given to IDS Life by independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the variable subaccounts of the annuity. This information relates only to the fixed account and reflects IDS Life's ability to make annuity payouts and to pay death benefits and other distributions from the annuity.

Rating agency            Rating

A.M. Best                  A+
                       (Superior)

Duff & Phelps             AAA

Moody's                   Aa2

PRINCIPAL UNDERWRITER

The principal underwriter for the variable account is IDS Life, which offers the variable annuities on a continuous basis.

INDEPENDENT AUDITORS

The financial statements of IDS Life Variable Account 10 as of Dec. 31, 1996 and for the period from March 5, 1996 (commencement of operations) to Dec. 31, 1996 and the consolidated financial statements of IDS Life Insurance Company at Dec. 31, 1996 and 1995, and for each of the three years in the period ended Dec. 31, 1996 appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their reports appearing herein.

PROSPECTUS

The prospectus dated May 1, 1997, is hereby incorporated in this Statement of Additional Information by reference.

IDS Life Variable Account 10

-----------------------------------------------------------------------------------------------------------------------
Statements of Net Assets                                                                                  Dec. 31, 1996


                                                                          Segregated Asset Subaccounts
                                                  ---------------------------------------------------------------------
Assets                                                 HC             HI              HA              HS            HM

-----------------------------------------------------------------------------------------------------------------------
Investments in shares of mutual funds,
at market value:
IDS Life Capital Resource Fund -
 3,186,536 shares at net asset value
 of $23.68 per share (cost $82,886,785)          $ 75,450,081   $         --    $      --     $       --         $   --
IDS Life International Equity -
 4,086,531 shares at net asset value
 of $13.77 per share (cost $55,584,857)                  --       56,281,886           --             --             --
IDS Life Aggressive Growth -
 3,945,375 shares at net asset value
 of $15.66 per share (cost $64,587,174)                  --             --       61,786,112           --             --
IDS Life Special Income Fund -
 7,651,721 shares at net asset value
 of $11.90 per share (cost $89,412,010)                  --             --             --       91,030,075           --
IDS Life Moneyshare Fund, Inc. -
 114,748,599 shares at net asset value
 of $1.00 per share (cost $114,738,923)                  --             --             --             --      114,739,329
IDS Life Managed Fund, Inc. -
 3,407,620 shares at net asset value
 of $16.77 per share (cost $56,160,069)                  --             --             --             --             --
IDS Life Growth Dimensions Fund -
 9,194,996 shares at net asset value
 of $11.11 per share (cost $97,225,075)                  --             --             --             --             --
IDS Life Global Yield Fund -
 2,146,650 shares at net asset value
 of $10.49 per share (cost $21,946,365)                  --             --             --             --             --
IDS Life Income Advantage Fund -
 5,758,836 shares at net asset value
 of $10.04 per share (cost $57,063,348)                  --             --             --             --             --
AIM V.I. Growth and Income Fund -
 5,447,220 shares at net asset value
 of $15.03 per share (cost $76,959,484)                  --             --             --             --             --
Putnam VT New Opportunities Fund -
 7,120,073 shares at net asset value
 of $17.22 per share (cost $125,057,005)                 --             --             --             --             --
American Century VP Value -
 3,929,247 shares at net asset value
 of $5.58 per share (cost $20,351,702)                   --             --             --             --             --
Templeton Developing Markets Fund -
 7,401,061 shares at net asset value
 of $9.43 per share (cost $70,570,045)                   --             --             --             --             --
Warburg Pincus Trust/Small
 Company Growth Portfolio -
 4,797,904 shares at net asset value
 of $14.25 per share (cost $66,599,503)                  --             --             --             --             --
-------------------------------------------------------------------------------------------------------------------------
                                                    75,450,081     56,281,886     61,786,112     91,030,075   114,739,329
-------------------------------------------------------------------------------------------------------------------------
Dividends receivable .........................           --             --             --          537,638        450,958
Accounts receivable from IDS Life for contract
purchase payments ............................        305,086        266,140        404,893        836,910      1,718,433
Receivable from mutual funds for
share redemptions ............................            238            231           --             --          220,174
-------------------------------------------------------------------------------------------------------------------------
Total assets .................................     75,755,405     56,548,257     62,191,005     92,404,623    117,128,894
-------------------------------------------------------------------------------------------------------------------------


Liabilities
-------------------------------------------------------------------------------------------------------------------------
Payable to IDS Life for:
  Mortality and expense risk fee .............         79,129         57,765         63,289         93,919        115,106
  Contract terminations ......................            238            231           --             --          220,174
Payable to mutual funds for investments
   purchased .................................        305,086        266,230        404,893      1,280,628      2,054,286
-------------------------------------------------------------------------------------------------------------------------
Total liabilities ............................        384,453        324,226        468,182      1,374,547      2,389,566
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
   accumulation period .......................     75,060,593     56,103,301     61,574,245     90,923,490    114,739,328
Net assets applicable to contracts in
   payment period ............................        310,359        120,730        148,578        106,586           --
-------------------------------------------------------------------------------------------------------------------------
Total net assets .............................   $ 75,370,952   $ 56,224,031   $ 61,722,823   $ 91,030,076   $114,739,328
-------------------------------------------------------------------------------------------------------------------------
Accumulation units outstanding ...............     72,833,032     52,954,574     56,317,608     86,466,532    111,372,433
-------------------------------------------------------------------------------------------------------------------------
Net asset value per accumulation unit ........          $1.03          $1.06          $1.09          $1.05          $1.03
-------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.


IDS Life Variable Account 10

--------------------------------------------------------------------------------------------------------------------------
Statements of Net Assets - continued                                                                         Dec. 31, 1996

                                                                        Segregated Asset Subaccounts
                                                  ------------------------------------------------------------------------
Assets                                                    HD            HG              HY           HV            HW
--------------------------------------------------------------------------------------------------------------------------
Investments in shares of mutual funds,
at market value:
IDS Life Capital Resource Fund -
 3,186,536 shares at net asset value
 of $23.68 per share (cost $82,886,785)            $         -   $          -   $          -   $          -   $          -
IDS Life International Equity -
 4,086,531 shares at net asset value
 of $13.77 per share (cost $55,584,857)                      -              -              -              -              -
IDS Life Aggressive Growth -
 3,945,375 shares at net asset value
 of $15.66 per share (cost $64,587,174)                      -              -              -              -              -
IDS Life Special Income Fund -
 7,651,721 shares at net asset value
 of $11.90 per share (cost $89,412,010)                      -              -              -              -              -
IDS Life Moneyshare Fund, Inc. -
 114,748,599 shares at net asset value
 of $1.00 per share (cost $114,738,923)                      -              -              -              -              -
IDS Life Managed Fund, Inc. -
 3,407,620 shares at net asset value
 of $16.77 per share (cost $56,160,069)             57,158,038             --             --             --             --
IDS Life Growth Dimensions Fund -
 9,194,996 shares at net asset value
 of $11.11 per share (cost $97,225,075)                     --    102,156,811             --             --             --
IDS Life Global Yield Fund -
 2,146,650 shares at net asset value
 of $10.49 per share (cost $21,946,365)                     --             --     22,526,831             --             --
IDS Life Income Advantage Fund -
 5,758,836 shares at net asset value
 of $10.04 per share (cost $57,063,348)                     --             --             --     57,798,625             --
AIM V.I. Growth and Income Fund -
 5,447,220 shares at net asset value
 of $15.03 per share (cost $76,959,484)                     --             --             --             --     81,873,050
Putnam VT New Opportunities Fund -
 7,120,073 shares at net asset value
 of $17.22 per share (cost $125,057,005)                    --             --             --             --             --
American Century VP Value -
 3,929,247 shares at net asset value
 of $5.58 per share (cost $20,351,702)                      --             --             --             --             --
Templeton Developing Markets Fund -
 7,401,061 shares at net asset value
 of $9.43 per share (cost $70,570,045)                      --             --             --             --             --
Warburg Pincus Trust/Small
 Company Growth Portfolio -
 4,797,904 shares at net asset value
 of $14.25 per share (cost $66,599,503)                     --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------
                                                    57,158,038    102,156,811     22,526,831     57,798,625     81,873,050
--------------------------------------------------------------------------------------------------------------------------
Dividends receivable ..........................             --             --         47,057        394,236             --
Accounts receivable from IDS Life for contract
purchase payments .............................        502,616      1,016,341        228,956        835,245        539,360
Receivable from mutual funds for
share redemptions .............................            573         49,057             --         98,550             --
--------------------------------------------------------------------------------------------------------------------------
Total assets ..................................     57,661,227    103,222,209     22,802,844     59,126,656     82,412,410
--------------------------------------------------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------------------------------------------------
Payable to IDS Life for:
  Mortality and expense risk fee ..............         58,121        101,520         22,329         56,948         82,890
  Contract terminations .......................            573         49,057             --         98,550             --
Payable to mutual funds for investments
   purchased ..................................        502,616      1,016,341        253,685      1,172,532        539,360
--------------------------------------------------------------------------------------------------------------------------
Total liabilities .............................        561,310      1,166,918        276,014      1,328,030        622,250
--------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
   accumulation period ........................     56,863,236    101,641,588     22,512,494     57,698,036     81,707,479
Net assets applicable to contracts in
   payment period .............................        236,681        413,703         14,336        100,590         82,681
--------------------------------------------------------------------------------------------------------------------------
                                                   $57,099,917   $102,055,291   $ 22,526,830   $ 57,798,626   $ 81,790,160
--------------------------------------------------------------------------------------------------------------------------
Accumulation units outstanding ................     50,902,429     91,977,207     21,035,193     55,065,097     72,802,697
--------------------------------------------------------------------------------------------------------------------------
Net asset value per accumulation unit .........          $1.12          $1.11          $1.07          $1.05          $1.12
--------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements


IDS Life Variable Account 10

-----------------------------------------------------------------------------------------------------------------------------------
Statements of Net Assets - continued                                                                                  Dec. 31, 1996


                                                                      Segregated Asset Subaccounts
                                                 ---------------------------------------------------------------------     Combined
Assets                                                  HN               HP                HK              HT              Variable
                                                                                                                            Account
-----------------------------------------------------------------------------------------------------------------------------------
Investments in shares of mutual funds,
at market value:
IDS Life Capital Resource Fund -
 3,186,536 shares at net asset value
 of $23.68 per share (cost $82,886,785)          $            -   $            -   $            -   $            -   $   75,450,081
IDS Life International Equity -
 4,086,531 shares at net asset value
 of $13.77 per share (cost $55,584,857)                       -                -                -                -       56,281,886
IDS Life Aggressive Growth -
 3,945,375 shares at net asset value
 of $15.66 per share (cost $64,587,174)                       -                -                -                -       61,786,112
IDS Life Special Income Fund -
 7,651,721 shares at net asset value
 of $11.90 per share (cost $89,412,010)                       -                -                -                -       91,030,075
IDS Life Moneyshare Fund, Inc. -
 114,748,599 shares at net asset value
 of $1.00 per share (cost $114,738,923)                       -                -                -                -      114,739,329
IDS Life Managed Fund, Inc. -
 3,407,620 shares at net asset value
 of $16.77 per share (cost $56,160,069)                       -                -                -                -       57,158,038
IDS Life Growth Dimensions Fund -
 9,194,996 shares at net asset value
 of $11.11 per share (cost $97,225,075)                       -                -                -                -      102,156,811
IDS Life Global Yield Fund -
 2,146,650 shares at net asset value
 of $10.49 per share (cost $21,946,365)                       -                -                -                -       22,526,831
IDS Life Income Advantage Fund -
 5,758,836 shares at net asset value
 of $10.04 per share (cost $57,063,348)                       -                -                -                -       57,798,625
AIM V.I. Growth and Income Fund -
 5,447,220 shares at net asset value
 of $15.03 per share (cost $76,959,484)                       -                -                -                -       81,873,050
Putnam VT New Opportunities Fund -
 7,120,073 shares at net asset value
 of $17.22 per share (cost $125,057,005)            122,607,657               --               --               --      122,607,657
American Century VP Value -
 3,929,247 shares at net asset value
 of $5.58 per share (cost $20,351,702)                       --       21,925,201               --               --       21,925,201
Templeton Developing Markets Fund -
 7,401,061 shares at net asset value
 of $9.43 per share (cost $70,570,045)                       --               --       69,792,002               --       69,792,002
Warburg Pincus Trust/Small
 Company Growth Portfolio -
 4,797,904 shares at net asset value
 of $14.25 per share (cost $66,599,503)                      --               --               --       68,370,999       68,370,999
-----------------------------------------------------------------------------------------------------------------------------------
                                                    122,607,657       21,925,201       69,792,002       68,370,999    1,003,496,697
-----------------------------------------------------------------------------------------------------------------------------------
Dividends receivable .........................               --               --               --               --        1,429,889
Accounts receivable from IDS Life for contract
purchase payments ............................          660,304          174,142          364,012          452,597        8,305,035
Receivable from mutual funds for
share redemptions ............................               --               --               --               --          368,823
-----------------------------------------------------------------------------------------------------------------------------------
Total assets .................................      123,267,961       22,099,343       70,156,014       68,823,596    1,013,600,444
-----------------------------------------------------------------------------------------------------------------------------------


Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Payable to IDS Life for:
  Mortality and expense risk fee .............          124,613           21,787           70,829           68,421        1,016,666
  Contract terminations ......................               --               --               --               --          368,823
Payable to mutual funds for investments
   purchased .................................          660,304          174,142          364,012          452,597        9,446,712
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities ............................          784,917          195,929          434,841          521,018       10,832,201
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in
   accumulation period .......................      122,329,562       21,888,698       69,636,742       68,234,086    1,000,912,878
Net assets applicable to contracts in
   payment period ............................          153,482           14,716           84,431           68,492        1,855,365
-----------------------------------------------------------------------------------------------------------------------------------
Total net assets .............................   $  122,483,044   $   21,903,414   $   69,721,173   $   68,302,578   $1,002,768,243
-----------------------------------------------------------------------------------------------------------------------------------
Accumulation units outstanding ...............      119,724,152       19,657,041       74,609,737       62,742,823
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per accumulation unit ........            $1.02            $1.11            $0.93            $1.09
-----------------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.


IDS Life Variable Account 10

----------------------------------------------------------------------------------------------------------------------------
Statements of Operations                                                                          Period ended Dec. 31, 1996

                                                                          Segregated Asset Subaccounts
                                             -------------------------------------------------------------------------------
                                                       HC*               HI*            HA*           HS*            HM*
----------------------------------------------------------------------------------------------------------------------------
Investment Income:

Dividend income from mutual funds .............   $ 10,383,126    $    940,649   $  5,498,192    $  3,382,248   $  2,342,360
----------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee ................        395,755         263,092        283,043         524,174        601,315
----------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net ................      9,987,371         677,557      5,215,149       2,858,074      1,741,045
----------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments - net
----------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of investments in mutual funds:
Proceeds from sales ...........................        411,822         177,132        288,119       1,504,229      9,326,132
Cost of investments sold ......................        399,714         175,696        278,375       1,492,955      9,326,155
----------------------------------------------------------------------------------------------------------------------------
Net realized gain(loss) on investments ........         12,108           1,436          9,744          11,274            (23)
----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation of investments ...................     (7,436,704)        697,029     (2,801,062)      1,618,065            406
----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments ................     (7,424,596)        698,465     (2,791,318)      1,629,339            383
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from operations .......   $  2,562,775    $  1,376,022   $  2,423,831    $  4,487,413   $  1,741,428
----------------------------------------------------------------------------------------------------------------------------
* For the period March 5, 1996 (commencement of operations) to Dec. 31, 1996.
See accompanying notes to financial statements.


IDS Life Variable Account 10

--------------------------------------------------------------------------------------------------------------------------------
Statements of Operations - continued                                                                  Period ended Dec. 31, 1996

                                                                                Segregated Asset Subaccounts
                                                      --------------------------------------------------------------------------
                                                                 HD*           HG**           HY**         HV**            HW*

--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividend income from mutual funds ......................   $ 3,565,415   $   223,217    $   252,952   $ 1,317,655    $   869,259
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee .........................       265,109       351,338         78,388       194,542        343,273
--------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net ........................     3,300,306      (128,121)       174,564     1,123,113        525,986
--------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments - net
--------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of investments in mutual funds:
Proceeds from sales ....................................       672,163        49,083         92,305        12,627        364,258
Cost of investments sold ...............................       635,400        44,744         89,751        12,677        345,387
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain(loss) on investments .................        36,763         4,339          2,554           (50)        18,871
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation of investments ............................       997,969     4,931,736        580,466       735,277      4,913,566
--------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments .........................     1,034,732     4,936,075        583,020       735,227      4,932,437
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from operations ................   $ 4,335,038   $ 4,807,954    $   757,584   $ 1,858,340    $ 5,458,423
--------------------------------------------------------------------------------------------------------------------------------
* For the period March 5, 1996 (commencement of operations) to Dec. 31, 1996.
** For the period May 1, 1996 (commencement of operations) to Dec. 31, 1996.
See accompanying notes to financial statements.


IDS Life Variable Account 10

----------------------------------------------------------------------------------------------------------------------------------
Statements of Operations - continued                                                                    Period ended Dec. 31, 1996

                                                                                   Segregated Asset Subaccounts
                                                           -------------------------------------------------------------- Combined
                                                                HN*            HP**          HK*             HT*          Variable
                                                                                                                           Account
----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividend income from mutual funds ......................   $        --    $    38,683     $       --   $         --    $28,813,756
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee .........................       535,475         75,335        309,686        268,990      4,489,515
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net ........................      (535,475)       (36,652)      (309,686)      (268,990)    24,324,241
----------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments - net
----------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of investments in mutual funds:
Proceeds from sales ....................................       775,740         53,548        339,420        339,241     14,405,819
Cost of investments sold ...............................       769,867         51,701        350,655        339,854     14,312,931
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain(loss) on investments .................         5,873          1,847        (11,235)          (613)        92,888
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation of investments ............................    (2,449,348)     1,573,499       (778,043)     1,771,496      4,354,352
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments .........................    (2,443,475)     1,575,346       (789,278)     1,770,883      4,447,240
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from operations ................   $(2,978,950)   $ 1,538,694    $(1,098,964)   $ 1,501,893    $28,771,481
----------------------------------------------------------------------------------------------------------------------------------
* For the period March 5, 1996 (commencement of operations) to Dec. 31, 1996.
** For the period May 1, 1996 (commencement of operations) to Dec. 31, 1996.
See accompanying notes to financial statements.

IDS Life Variable Account 10

---------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                                                    Period ended Dec. 31, 1996

                                                                   Segregated Asset Subaccounts
                                               ----------------------------------------------------------------------------------
Operations                                               HC*               HI*             HA*             HS*             HM*

----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net ...............   $   9,987,371    $     677,557    $   5,215,149    $   2,858,074  $     1,741,045
Net realized gain (loss) on investments ......          12,108            1,436            9,744           11,274              (23)
Net change in unrealized appreciation or
depreciation of investments ..................      (7,436,704)         697,029       (2,801,062)       1,618,065              406
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from operations ......       2,562,775        1,376,022        2,423,831        4,487,413        1,741,428
----------------------------------------------------------------------------------------------------------------------------------
Contract Transactions
----------------------------------------------------------------------------------------------------------------------------------
Variable annuity contract purchase payments ..      56,060,581       41,554,519       44,191,843      103,496,668      191,361,572
Net transfers*** .............................      17,159,991       13,498,067       15,362,767      (16,626,341)     (77,976,542)
Loan repayments ..............................           4,384              336              628               82               --
Annuity payments .............................          (5,797)          (2,734)          (2,227)          (3,280)              --
Contract charges .............................            (703)            (266)            (577)            (222)            (236)
Contract terminations:
Surrender benefits ...........................        (257,056)        (145,563)        (194,679)        (253,029)        (269,706)
Death benefits ...............................        (153,223)         (56,350)         (58,763)         (71,215)        (117,188)
----------------------------------------------------------------------------------------------------------------------------------
Increase from contract transactions ..........      72,808,177       54,848,009       59,298,992       86,542,663      112,997,900
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of period ............              --               --               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period ..................   $  75,370,952    $  56,224,031    $  61,722,823    $  91,030,076    $ 114,739,328
----------------------------------------------------------------------------------------------------------------------------------

Accumulation Unit Activity
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of period .....              --               --               --               --               --
Contract purchase payments ...................      56,400,154       40,418,074       42,259,043      103,731,974      189,836,790
Net transfers*** .............................      17,272,101       13,010,729       14,584,736      (16,476,053)     (76,476,138)
Transfers for policy loans ...................           4,324              319              586               78               --
Contract charges .............................          (1,132)            (420)            (896)            (305)            (349)
Contract terminations:
Surrender benefits ...........................        (666,034)        (420,182)        (469,681)        (713,000)      (1,872,914)
Death benefits ...............................        (176,381)         (53,946)         (56,180)         (76,162)        (114,956)
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of period ...........      72,833,032       52,954,574       56,317,608       86,466,532      111,372,433
----------------------------------------------------------------------------------------------------------------------------------
* For the period March 5, 1996 (commencement of operations) to Dec. 31, 1996.
** For the period May 1, 1996 (commencement of operations) to Dec. 31, 1996.
***Includes  transfer  activity from (to) other Accounts and transfers (from) to
IDS Life for  conversion  from (to) Fixed  Account.  See  accompanying  notes to financial statements.


IDS Life Variable Account 10

-----------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets - continued                                                          Period ended Dec. 31, 1996

                                                                                            Segregated Asset Subaccounts
                            ------------------------------------------------------------------------------------------------------
Operations                                               HD*               HG**             HY**            HV**              HW*

----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net ...............   $   3,300,306    $    (128,121)   $     174,564    $   1,123,113   $      525,986
Net realized gain (loss) on investments ......          36,763            4,339            2,554              (50)          18,871
Net change in unrealized appreciation or
depreciation of investments ..................         997,969        4,931,736          580,466          735,277        4,913,566
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from operations ......       4,335,038        4,807,954          757,584        1,858,340        5,458,423
----------------------------------------------------------------------------------------------------------------------------------
Contract Transactions
----------------------------------------------------------------------------------------------------------------------------------
Variable annuity contract purchase payments ..      42,757,191       71,415,379       16,169,875       51,746,000       56,231,920
Net transfers*** .............................      10,438,891       26,110,325        5,641,014        4,265,679       20,365,242
Loan repayments ..............................           1,902              234               --               20              741
Annuity payments .............................          (1,970)          (3,374)             (97)          (2,118)          (2,586)
Contract charges .............................            (390)            (399)             (19)             (17)            (287)
Contract terminations:
Surrender benefits ...........................        (230,950)        (193,049)         (25,668)         (56,519)        (217,802)
Death benefits ...............................        (199,795)         (81,779)         (15,859)         (12,759)         (45,491)
----------------------------------------------------------------------------------------------------------------------------------
Increase from contract transactions ..........      52,764,879       97,247,337       21,769,246       55,940,286       76,331,737
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of period ............              --               --               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period ..................   $  57,099,917    $ 102,055,291    $  22,526,830    $  57,798,626   $   81,790,160
----------------------------------------------------------------------------------------------------------------------------------

Accumulation Unit Activity
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of period .....              --               --               --               --               --
Contract purchase payments ...................      41,643,373       68,063,843       15,756,300       51,071,007       54,078,974
Net transfers*** .............................       9,912,266       24,517,537        5,427,313        4,191,671       19,260,816
Transfers for policy loans ...................           1,770              211               --               19              675
Contract charges .............................            (574)            (534)             (27)             (31)            (378)
Contract terminations:
Surrender benefits ...........................        (469,290)        (506,393)        (124,138)        (165,797)        (487,721)
Death benefits ...............................        (185,116)         (97,457)         (24,255)         (31,772)         (49,669)
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of period ...........      50,902,429       91,977,207       21,035,193       55,065,097       72,802,697
----------------------------------------------------------------------------------------------------------------------------------
* For the period March 5, 1996 (commencement of operations) to Dec. 31, 1996.
** For the period May 1, 1996 (commencement of operations) to Dec. 31, 1996.
***Includes  transfer  activity from (to) other Accounts and transfers (from) to
IDS Life for  conversion  from (to) Fixed  Account.  See  accompanying  notes to financial statements.


IDS Life Variable Account 10

----------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets - continued                                                         Period ended Dec. 31, 1996

                                                                          Segregated Asset Subaccounts
                                                 ------------------------------------------------------------------       Combined
Operations                                                HN*              HP**            HK*              HT*           Variable
                                                                                                                           Account
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) - net ...............   $    (535,475)   $     (36,652)   $    (309,686)   $    (268,990)  $   24,324,241
Net realized gain (loss) on investments ......           5,873            1,847          (11,235)            (613)          92,888
Net change in unrealized appreciation or
depreciation of investments ..................      (2,449,348)       1,573,499         (778,043)       1,771,496        4,354,352
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from operations ......      (2,978,950)       1,538,694       (1,098,964)       1,501,893       28,771,481
----------------------------------------------------------------------------------------------------------------------------------
Contract Transactions
----------------------------------------------------------------------------------------------------------------------------------
Variable annuity contract purchase payments ..      93,797,674       14,929,878       54,156,061       49,448,431      887,317,592
Net transfers*** .............................      32,064,285        5,460,855       16,824,989       17,498,210       90,087,432
Loan repayments ..............................           1,072               50              532              161           10,142
Annuity payments .............................          (2,813)            (308)          (1,191)          (1,249)         (29,744)
Contract charges .............................            (757)             (25)            (262)            (208)          (4,368)
Contract terminations:
Surrender benefits ...........................        (322,379)         (23,144)        (114,828)        (103,864)      (2,408,236)
Death benefits ...............................         (75,088)          (2,586)         (45,164)         (40,796)        (976,056)
----------------------------------------------------------------------------------------------------------------------------------
Increase from contract transactions ..........     125,461,994       20,364,720       70,820,137       66,800,685      973,996,762
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of period ............              --               --               --               --               --
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period ..................   $ 122,483,044    $  21,903,414    $  69,721,173    $  68,302,578  $ 1,002,768,243
----------------------------------------------------------------------------------------------------------------------------------

Accumulation Unit Activity
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of period                    --               --               --               --
Contract purchase payments .............            90,058,689       14,509,560       57,054,308       46,639,240
Net transfers*** .......................            30,676,346        5,225,591       17,958,600       16,445,856
Transfers for policy loans .............                 1,028               46              579              154
Contract charges .......................                  (907)             (11)            (447)            (296)
Contract terminations:
Surrender benefits .....................              (919,136)         (75,431)        (320,321)        (296,685)
Death benefits .........................               (91,868)          (2,714)         (82,982)         (45,446)
------------------------------------------------------------------------------------------------------------------
Units outstanding at end of period .....           119,724,152       19,657,041       74,609,737       62,742,823
------------------------------------------------------------------------------------------------------------------
* For the period March 5, 1996 (commencement of operations) to Dec. 31, 1996.
** For the period May 1, 1996 (commencement of operations) to Dec. 31, 1996.
***Includes  transfer  activity from (to) other Accounts and transfers (from) to
IDS Life for  conversion  from (to) Fixed  Account.  See  accompanying  notes to financial statements.

IDS Life Variable Account 10

Notes to Financial Statements
-------------------------------------------------------------------
1.  Organization

IDS Life Variable Account 10 (the Account) was established as a segregated asset account of IDS Life Insurance Company (IDS Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940. The Account commenced operations on March 5, 1996.

The assets of the Account are held for the exclusive benefit of the Flexible Portfolio Annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other segregated asset accounts or by IDS Life. Contract owners allocate their variable purchase payments to one or more of the fourteen subaccounts. Such funds are then invested in shares of nine mutual funds organized by IDS Life as the investment vehicles for variable annuity contracts issued by IDS Life and its subsidiaries or in shares of one fund organized by AIM Advisors, Inc., one fund organized by Putnam Investment Management, Inc., one fund organized by American Century Investment Management, Inc., one fund organized by Templeton Asset Management Ltd. or one fund portfolio organized by Warburg Pincus Counsellors, Inc.

Each Fund is registered under the Investment Company Act of 1940 as a diversified, (non-diversified for Global Yield) open-end management investment company, except for Putnam Variable Trust, which was organized on Sept. 24, 1987 and is a Massachusetts business trust. IDS Life Capital Resource Fund, IDS Life Special Income Fund and IDS Life Moneyshare Fund, Inc. commenced operations on Oct. 13, 1981. IDS Life Managed Fund, Inc. commenced operations on April 30, 1986. IDS Life Aggressive Growth Fund and IDS Life International Equity Fund commenced operations on Jan. 13, 1992. IDS Life Global Yield Fund, IDS Life Income Advantage Fund and IDS Life Growth Dimensions Fund commenced operations on April 30, 1996. AIM V.I. Growth and Income Fund commenced operations on May, 2, 1994. Putnam VT New Opportunities Fund commenced operations on May 2, 1994. American Century VP Value commenced operations on May 1, 1996. Templeton Developing Markets Fund commenced operations March 4, 1996. Warburg Pincus Trust/Small Company Growth Portfolio commenced operations on June 30, 1995. Funds allocated to subaccount HC are invested in the shares of IDS Life Capital Resource Fund; subaccount HI invests in the shares of IDS Life International Equity Fund; subaccount HA invests in the shares of IDS Life Aggressive Growth Fund; subaccount HS invests in the shares of IDS Life Special Income Fund; subaccount HM invests in the shares of IDS Life Moneyshare Fund, Inc.; subaccount HD invests in the shares of IDS Life Managed Fund, Inc.; subaccount HG invests in the shares of IDS Life Growth Dimensions Fund; subaccount HY invests in the shares of IDS Life Global Yield Fund; subaccount HV invests in the shares of IDS Life Income Advantage Fund; subaccount HW invests in the shares of AIM V.I. Growth and Income Fund; subaccount HN invests in the shares of Putnam VT New Opportunities Fund; subaccount HP invests in the shares of American Century VP Value; subaccount HK invests in the shares of Templeton Developing Markets Fund and subaccount HT invests in the shares of Warburg Pincus Trust/Small Company Growth Portfolio.

IDS Life serves as the investment manager and American Express Financial Corporation (AEFC) is the investment advisor for each of the IDS Life Funds. IDS International, Inc., a wholly owned subsidiary of AEFC, is the sub-investment advisor for IDS Life International Equity Fund. AIM Advisors, Inc. is the investment manager for AIM V.I. Growth and Income Fund. Putnam Investment Management, Inc. is the investment manager for Putnam VT New Opportunities Fund. Investors Research Corporation is the investment manager for American Century VP Value. Templeton Asset Management Ltd. is the investment manager for the Templeton Developing Markets Fund. Warburg Pincus Counsellors, Inc. is the investment manager for the Warburg Pincus Trust/Small Company Growth Portfolio.

-------------------------------------------------------------------
2.  Summary of Significant Accounting Policies

Investments in Mutual Funds
Investments in shares of the mutual funds are stated at market value, which is the net asset value per share as determined by the respective funds. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the mutual funds are reinvested, net of any expenses payable to IDS Life, in additional shares of the mutual funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the mutual funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Federal Income Taxes
IDS Life is taxed as a life insurance company. The Account is treated as part of IDS Life for federal income tax purposes. Under existing tax law, no income taxes are payable with respect to any income of the Account.

-------------------------------------------------------------------
3.  Mortality and Expense Risk Fee and Contract Charges

IDS Life makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the annuitants and beneficiaries will not affect the Account. The mortality and expense risk fee paid to IDS Life is computed daily and is equal, on an annual basis, to 1.25 percent of the average daily net assets of the subaccounts.

An annual charge of $30 is deducted from the contract value of each Flexible Portfolio Annuity contract. The annual charges are deducted at contract year end during the accumulation period for administrative services provided to the Account by IDS Life. The deduction will be allocated to the subaccounts on a pro-rata basis. If the contract value or total purchase payments (less any payments surrendered) equals or exceeds $25,000 on the contract anniversary, the charge will be waived. The charge cannot be increased and does not apply after annuity payouts begin.

-------------------------------------------------------------------
4. Surrender Charges

There are surrender charges for all purchase payments surrendered in the first eight contract years. Charges by IDS Life for surrenders are not available on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $11,956,753 in 1996. Such charges are not an expense of the subaccounts or the Account. They are deducted from contract surrender benefits paid by IDS Life.

-------------------------------------------------------------------
5.  Investment Transactions

The subaccounts' purchases of mutual fund shares (net of charges), including reinvestment of dividend distributions, were as follows:

                                                         Period from
                                                       March 5, 1996
                                                    (commencement of
                                                      operations) to
Subaccount   Investment                                Dec. 31, 1996
--------------------------------------------------------------------
 HC       IDS Life Capital Resource Fund..........   $   83,286,499
 HI       IDS Life International Equity Fund......       55,760,553
 HA       IDS Life Aggressive Growth Fund.........       64,865,549
 HS       IDS Life Special Income Fund............       90,904,965
 HM       IDS Life Moneyshare Fund, Inc...........      124,065,078
 HD       IDS Life Managed Fund, Inc..............       56,795,469
 HG       IDS Life Growth Dimensions Fund.........       97,269,819*
 HY       IDS Life Global Yield Fund..............       22,036,116*
 HV       IDS Life Income Advantage Fund..........       57,076,025*
 HW       AIM V.I. Growth and Income Fund.........       77,304,871
 HN       Putnam VT New Opportunities Fund........      125,826,872
 HP       American Century VP Value...............       20,403,403*
 HK       Templeton Developing Markets Fund.......       70,920,700
 HT       Warburg Pincus Trust/Small Company
            Growth Portfolio......................       66,939,357
-------------------------------------------------------------------
                                                     $1,013,455,276
-------------------------------------------------------------------
*For the period May 1, 1996 (commencement of operations) to
Dec. 31, 1996.

-------------------------------------------------------------------
6.  Annuity Contracts in Payment Period

Net assets and annuity units relating to contracts in the payment period as of Dec. 31, 1996, are as follows:

               Net assets applicable
                  to contracts in         Annuity units in
Subaccount         payment period           payment period
----------------------------------------------------------
    HC             $310,359                     3,791
    HI              120,730                     1,848
    HA              148,578                     1,477
    HS              106,586                     3,152
    HM                   --                        --
    HD              236,681                       713
    HG              413,703                     1,411
    HY               14,336                        47
    HV              100,590                     1,748
    HW               82,681                     1,415
    HN              153,482                     1,040
    HP               14,716                       144
    HK               84,431                       739
    HT               68,492                       494
-----------------------------------------------------
                 $1,855,365
-----------------------------------------------------

IDS Life Variable Account 10

Annual Financial Information

Report of Independent Auditors

The Board of Directors
IDS Life Insurance Company

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life Variable Account 10 (comprised of subaccounts HC, HI, HA, HS, HM, HD, HG, HY, HV, HW, HN, HP, HK and
HT) as of December 31, 1996, and the related statements of operations and changes in net assets for the period March 5, 1996 (commencement of operations) to December 31, 1996, except for subaccounts HG, HY, HV and HP which are for the period May 1, 1996 (commencement of operations) to December 31, 1996. These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of IDS Life Variable Account 10 at December 31, 1996, and the individual and combined results of their operations and changes in their net assets for the periods described above, in conformity with generally accepted accounting principles.



Ernst & Young LLP
Minneapolis, Minnesota
March 21, 1997

IDS Life Financial Information

The financial statements shown below are those of the insurance company and not those of any other entity. They are included for the purpose of informing the investor as to the financial condition of the insurance company and its ability to carry out its obligations under its variable contracts.

                           IDS LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS


                                                        Dec. 31,       Dec. 31,
ASSETS                                                    1996           1995
------                                                    ----        ---------
                                                             (thousands)

Investments:
Fixed maturities:
Held to maturity, at amortized cost (Fair value:
1996, $10,521,650; 1995, $11,878,377) ..............   $10,236,379   $11,257,591
Available for sale, at fair value (Amortized cost:
1996, $11,008,622; 1995, $10,146,136) ..............    11,146,845    10,516,212
Mortgage loans on real estate ......................     3,493,364     2,945,495
Policy loans .......................................       459,902       424,019
Other investments ..................................       251,465       146,894

Total investments ..................................    25,587,955    25,290,211

Cash and cash equivalents ..........................       224,603        72,147
Amounts recoverable from reinsurers ................       157,722       114,387
Amounts due from brokers ...........................        11,047            --
Other accounts receivable ..........................        44,089        39,108
Accrued investment income ..........................       343,313       348,008
Deferred policy acquisition costs ..................     2,330,805     2,025,725
Deferred income taxes ..............................        33,923            --
Other assets .......................................        37,364        36,410
Separate account assets ............................    18,535,160    14,974,082

Total assets .......................................   $47,305,981   $42,900,078
                                                       ===========   ===========

                           IDS LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEETS (continued)


                                                       Dec. 31,        Dec. 31
LIABILITIES AND STOCKHOLDER'S EQUITY                    1996             1995
------------------------------------                    ----             ----
                                                             (thousands)


Liabilities:
Future policy benefits:
Fixed annuities ....................................   $21,838,008   $21,404,836
Universal life-type insurance ......................     3,177,149     3,076,847
Traditional life insurance .........................       209,685       209,249
Disability income and long-term care insurance .....       424,200       327,157

Policy claims and other
policyholders' funds ...............................        83,634        56,323
Deferred income taxes ..............................          --         112,904
Amounts due to brokers .............................       261,987       121,618
Other liabilities ..................................       332,078       285,354
Separate account liabilities .......................    18,535,160    14,974,082

Total liabilities ..................................    44,861,901    40,568,370

Stockholder's equity:
Capital stock, $30 par value per share;
100,000 shares authorized, issued and outstanding ..         3,000         3,000
Additional paid-in capital .........................       283,615       278,814
Net unrealized gain on investments .................        86,102       230,129
Retained earnings ..................................     2,071,363     1,819,765

Total stockholder's equity .........................     2,444,080     2,331,708

Total liabilities and stockholder's equity .........   $47,305,981   $42,900,078
                                                       ===========   ===========

Commitments and contingencies (Note 6)

See accompanying notes to consolidated financial statements.

                                              IDS LIFE INSURANCE COMPANY
                                           CONSOLIDATED STATEMENTS OF INCOME

                                                                   Years ended Dec. 31,
                                                       1996               1995                1994
                                                       ----               ----                ----
                                                                      (thousands)
Revenues:
Premiums:
Traditional life insurance                        $    51,403         $   50,193          $   48,184
Disability income and long-term care insurance        131,518            111,337              96,456

Total premiums                                        182,921            161,530             144,640

Policyholder and contractholder charges               302,999            256,454             219,936
Management and other fees                             271,342            215,581             164,169
Net investment income                               1,965,362          1,907,309           1,781,873
Net realized loss on investments                         (159)            (4,898)             (4,282)

Total revenues                                      2,722,465          2,535,976           2,306,336

Benefits and expenses:
Death and other benefits:
Traditional life insurance                             26,919             29,528              28,263
Universal life-type insurance
and investment contracts                               85,017             71,691              52,027
Disability income and
long-term care insurance                               19,185             16,259              13,393

Increase (decrease) in liabilities for future policy benefits:
Traditional life insurance                              1,859             (1,315)             (3,229)
Disability income and
long-term care insurance                               57,230             51,279              37,912

Interest credited on universal life-type
insurance and investment contracts                  1,370,468          1,315,989           1,174,985
Amortization of deferred policy acquisition costs     278,605            280,121             280,372
Other insurance and operating expenses                261,468            211,642             210,101

Total benefits and expenses                         2,100,751          1,975,194           1,793,824

Income before income taxes                            621,714            560,782             512,512

Income taxes                                         207,138            195,842             176,343

Net income                                         $  414,576         $  364,940          $  336,169
                                                   ==========         ==========          ==========

See accompanying notes to consolidated financial statements.

                                               IDS LIFE INSURANCE COMPANY
                                  CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                             Three years ended Dec. 31, 1996
                                                       (thousands)

                                                            Additional    Net Unrealized
                                              Capital           Paid-In     Gain (Loss) on     Retained
                                               Stock            Capital       Investments      Earnings            Total
                                               -----            -------       -----------      --------            -----
Balance, Dec. 31, 1993                         $3,000         $ 222,000     $      114        $1,468,230       $1,693,344
Initial adoption of SFAS No. 115                   --                --        181,269                --          181,269
Net income                                         --                --             --           336,169          336,169
Change in net unrealized
gain (loss) on  investments                        --                --       (457,091)               --         (457,091)
Cash dividends                                     --                --             --          (165,000)        (165,000)

Balance, Dec. 31, 1994                          3,000           222,000       (275,708)        1,639,399        1,588,691
Net income                                         --                --             --           364,940          364,940
Change in net unrealized
gain (loss) on investments                         --                --        505,837                --          505,837
Capital contribution from parent                   --            56,814             --                --           56,814
Loss on reinsurance transaction
with affiliate                                     --                --             --            (4,574)          (4,574)
Cash dividends                                     --                --             --          (180,000)        (180,000)

Balance, Dec. 31, 1995                          3,000           278,814        230,129         1,819,765        2,331,708
Net income                                         --                --             --           414,576          414,576
Change in net unrealized
gain (loss) on investments                         --                --       (144,027)               --         (144,027)
Capital contribution from parent                   --             4,801             --                --            4,801
Other changes                                      --                --             --             2,022            2,022
Cash dividends                                     --                --             --          (165,000)        (165,000)

Balance, Dec. 31, 1996                         $3,000          $283,615       $ 86,102        $2,071,363       $2,444,080
                                                =====           =======         ======          ========         ========

See accompanying notes to consolidated financial statements.

                                                   IDS LIFE INSURANCE COMPANY
                                              CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                       Years ended Dec. 31,
                                                            1996               1995                1994
                                                            ----               ----                ----
                                                                            (thousands)
Cash flows from operating activities:
Net income                                               $ 414,576          $ 364,940           $ 336,169
Adjustments to reconcile net income to
net cash (used in) provided by operating activities:
Policy loan issuance, excluding universal
life-type insurance                                        (49,314)           (46,011)            (37,110)
Policy loan repayment, excluding universal
life-type insurance                                         41,179             36,416              33,384
Change in amounts recoverable from reinsurers              (43,335)           (34,083)            (25,006)
Change in other accounts receivable                         (4,981)            12,231             (28,551)
Change in accrued investment income                          4,695            (30,498)            (10,333)
Change in deferred policy acquisition
costs, net                                                (294,755)          (196,963)           (192,768)
Change in liabilities for future policy
benefits for traditional life,
disability income and
long-term care insurance                                    97,479             85,575              55,354
Change in policy claims and other
policyholders' funds                                        27,311              6,255               5,552
Change in deferred income taxes                            (65,609)           (33,810)            (19,176)
Change in other liabilities                                 46,724             (6,548)               (122)
(Accretion of discount)
amortization of premium, net                               (23,032)           (22,528)             30,921
Net realized loss on investments                               159              4,898               4,282
Policyholder and contractholder
charges, non-cash                                         (154,286)          (140,506)           (126,918)
Other, net                                                 (10,816)             3,849              (8,709)

Net cash (used in) provided by operating
activities                                               $ (14,005)         $   3,217           $  16,969

                                              IDS LIFE INSURANCE COMPANY
                                    CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)


                                                                         Years ended Dec. 31,
                                                            1996               1995                1994
                                                                            (thousands)
Cash flows from investing activities:
Fixed maturities held to maturity:
Purchases                                             $    (43,751)      $ (1,007,208)         $ (879,740)
Maturities, sinking fund payments and calls                759,248            538,219           1,651,762
Sales                                                      279,506            332,154              58,001
Fixed maturities available for sale:
Purchases                                               (2,299,198)        (2,452,181)         (2,763,278)
Maturities, sinking fund payments and calls              1,270,240            861,545           1,234,401
Sales                                                      238,905            136,825             374,564
Other investments, excluding policy loans:
Purchases                                                 (904,536)          (823,131)           (634,807)
Sales                                                      236,912            160,521             243,862
Change in amounts due from brokers                         (11,047)             7,933              (2,214)
Change in amounts due to brokers                           140,369           (105,119)           (124,749)

Net cash used in investing activities                     (333,352)        (2,350,442)           (842,198)

Cash flows from financing activities:
Activity related to universal life-type insurance
and investment contracts:
Considerations received                                  3,567,586          4,189,525           3,566,814
Surrenders and death benefits                           (4,250,294)        (3,141,404)         (3,602,392)
Interest credited to account balances                    1,370,468          1,315,989           1,174,985
Universal life-type insurance policy loans:
Issuance                                                   (86,501)           (84,700)            (78,239)
Repayment                                                   58,753             52,188              50,554
Capital contribution from parent                             4,801                 --                  --
Cash dividends to parent                                  (165,000)          (180,000)           (165,000)

Net cash provided by financing activities                  499,813          2,151,598             946,722

Net increase (decrease) in cash and
cash equivalents                                           152,456           (195,627)            121,493

Cash and cash equivalents at
beginning of year                                           72,147            267,774             146,281

Cash and cash equivalents at
end of year                                          $     224,603        $    72,147         $   267,774
                                                         =========           ========            ========

See accompanying notes to consolidated financial statements.

                           IDS LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  ($ thousands)

1. Summary of significant accounting policies

   Nature of business

   IDS Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the State of Minnesota. The Company is a wholly owned subsidiary of American Express Financial Corporation, which is a wholly owned subsidiary of American Express Company. The Company serves residents of all states except New York. IDS Life Insurance Company of New York is a wholly owned subsidiary of the Company and serves New York State residents. The Company also wholly owns American Enterprise Life Insurance Company, American Centurion Life Assurance Company (ACLAC) and American Partners Life Insurance Company.

   The Company's principal products are deferred annuities and universal life insurance, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

   Basis of presentation

   The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All material intercompany accounts and transactions have been eliminated in consolidation.

   The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments

   Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are carried as a separate component of stockholder's equity, net of deferred taxes.

   Realized investment gain or loss is determined on an identified cost basis.

   Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

   Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

   Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loans losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

   The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgement as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

   The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

   Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

   When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

   Statements of cash flows

   The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

   Supplementary information to the consolidated statements of cash flows for the years ended Dec. 31 is summarized as follows:

                                         1996         1995          1994
                                      ---------      --------      -----
     Cash paid during the year for:
       Income taxes                    $317,283     $191,011     $226,365
       Interest on borrowings             4,119        5,524        1,553

   Recognition of profits on annuity contracts and insurance policies

   Profits on fixed deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

   The retrospective deposit method is used in accounting for universal life-type insurance. This method recognizes profits over the lives of the policies in proportion to the estimated gross profits expected to be realized.

   Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   Policyholder and contractholder charges include the monthly cost of insurance charges and issue and administrative fees. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees and mortality and expense risk fees from the variable annuity and variable life insurance separate accounts and underlying funds.

   Deferred policy acquisition costs

   The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized in relation to surrender charge revenue and a portion of the excess of investment income earned from investment of the contract considerations over the interest credited to contract owners. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

   Liabilities for future policy benefits

   Liabilities for universal life-type insurance, single premium deferred annuities and installment annuities are accumulation values.

   Liabilities for fixed annuities in a benefit status are based on the Progressive Annuity Table with interest at 5 percent, the 1971 Individual Annuity Table with interest at 7 percent or 8.25 percent, or the 1983a Table with various interest rates ranging from 5.5 percent to 9.5 percent, depending on year of issue.

   Liabilities for future benefits on traditional life insurance are based on the net level premium method and anticipated rates of mortality, policy persistency and interest earnings. Anticipated mortality rates generally approximate the 1955-1960 Select and Ultimate Basic Table for policies issued prior to 1980, the 1965-1970 Select and Ultimate Basic Table for policies issued from 1981-1984 and the 1975-1980 Select and Ultimate Basic Table for policies issued after 1984. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates are 4% for policies issued before 1974, 5.25% for policies issued from 1974-1980, and range from 10% to 6% depending on policy form, issue year and policy duration for policies issued after 1980.

   Liabilities for future disability income policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method and anticipated rates of morbidity, mortality, policy persistency and interest earnings. Anticipated morbidity rates are based on the 1964 Commissioners Disability Table for policies issued before 1996 and the 1985 CIDA table for policies issued in 1996. Anticipated mortality rates are based on the 1958 Commissioners Standard Ordinary Table for policies issued before 1996 and the 1975-1980 Basic Table for policies issued in 1996. Anticipated policy persistency rates vary by policy form, occupation class, issue age and policy duration. Anticipated interest rates are 3% for policies issued before 1996 and grade from 7.5% to 5% over five years for policies issued in 1996. Claim reserves are calculated on the basis of anticipated rates of claim continuance and interest earnings. Anticipated claim continuance rates are based on the 1964 Commissioners Disability Table for claims incurred before 1993 and the 1985 CIDA Table for claims incurred after 1992. Anticipated interest rates are 8% for claims incurred prior to 1992, 7% for claims incurred in 1992 and 6% for claims incurred after 1992.

   Liabilities for future long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method and anticipated rates of morbidity, mortality, policy persistency and interest earnings. Anticipated morbidity rates are based on the 1985 National Nursing Home Survey. Anticipated mortality rates are based on the 1983a Table. Anticipated policy persistency rates vary by policy form, issue age and policy duration. Anticipated interest rates are 9.5% grading to 7% over 10 years for policies issued from 1989-1992 and 7.75% grading to 7% over 4 years for policies issued after 1992. Claim reserves are calculated on the basis of anticipated rates of claim continuance and interest earnings. Anticipated claim continuance rates are based on the 1985 National Nursing Home Survey. Anticipated interest rates are 8% for claims incurred prior to 1992, 7% claims incurred in 1992 and 6% for claims incurred after 1992.

   Reinsurance

   The maximum amount of life insurance risk retained by the Company on any one life is $750 of life and waiver of premium benefits plus $50 of accidental death benefits. The maximum amount of disability income risk retained by the Company on any one life is $6 of monthly benefit for benefit periods longer than three years. The excesses are reinsured with other life insurance companies on a yearly renewable term basis. Graded premium whole life and long-term care policies are primarily reinsured on a coinsurance basis.

   Federal income taxes

   The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between American Express Financial Corporation and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of American Express Financial Corporation to reimburse subsidiaries for all tax benefits.

   Included  in other  liabilities  at Dec.  31,  1996 and 1995 are  $33,358 and
   ($13,415),  respectively,   receivable  from/(payable  to)  American  Express
   Financial Corporation for federal income taxes.

   Separate account business

   The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

   The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and the beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

   Accounting changes

   The Financial Accounting Standards Board's (FASB) Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," was effective Jan. 1, 1996. The new rule did not have a material impact on the Company's results of operations or financial condition. The Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." The effect of adopting the new rule was to increase stockholder's equity by $181,269, net of tax, as of Jan. 1, 1994, but the adoption had no impact on the Company's net income.

   Reclassification

   Certain 1995 and 1994 amounts have been reclassified to conform to the 1996 presentation.

2. Investments

   Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

   Net realized gain (loss) on investments for the years ended Dec. 31 is summarized as follows:

                                          1996           1995            1994
                                       --------        --------        --------

   Fixed maturities ............       $  8,736        $  9,973        $ (1,575)
   Mortgage loans ..............         (8,745)        (13,259)         (3,013)
   Other investments ...........           (150)         (1,612)            306
                                       --------        --------        --------
                                       $   (159)       $ (4,898)       $ (4,282)
                                       ========        ========        ========

   Changes in net unrealized appreciation (depreciation) of investments for the years ended Dec. 31 are summarized as follows:

                                         1996          1995            1994
                                     ----------    ------------     -----------
   Fixed maturities:
      Held to maturity .......     $  (335,515)     $ 1,195,847     $(1,329,740)
      Available for sale .....        (231,853)         811,649        (720,449)
   Equity securities .........             (52)           3,118          (2,917)

   The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at Dec. 31, 1996 are as follows:

                                                    Gross       Gross
                                        Amortized  Unrealized  Unrealized   Fair
   Held to maturity                         Cost      Gains     Losses      Value
   ----------------                         ----      -----     ------      -----
   U.S. Government agency obligations    $ 44,002    $   933  $  1,276     $ 43,659
   State and municipal obligations          9,685        412        --       10,097
   Corporate bonds and obligations      8,057,997    356,687    47,639    8,367,045
   Mortgage-backed securities           2,124,695     21,577    45,423    2,100,849
                                     ------------  ---------   ------- ------------
                                      $10,236,379   $379,609   $94,338  $10,521,650
                                      ===========   ========   =======  ===========

                                                      Gross       Gross
                                       Amortized  Unrealized  Unrealized       Fair
   Available for sale                       Cost      Gains      Losses        Value
   ------------------                       ----      -----      ------        -----
   U.S. Government agency obligations $    77,944   $  2,607   $     96  $    80,455
   State and municipal obligations         11,032      1,336         --       12,368
   Corporate bonds and obligations      3,701,604    122,559     24,788    3,799,375
   Mortgage-backed securities           7,218,042    104,808     68,203    7,254,647
                                       ----------   --------     ------  -----------
   Total fixed maturities              11,008,622    231,310     93,087   11,146,845
   Equity securities                        3,000        308         --        3,308
                                      -----------   --------    -------  -----------
                                      $11,011,622   $231,618    $93,087  $11,150,153
                                      ===========   ========    =======  ===========

   The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at Dec. 31, 1995 are as follows:

                                                       Gross         Gross
                                          Amortized   Unrealized   Unrealized     Fair
   Held to maturity                           Cost      Gains       Losses        Value

   U.S. Government agency obligations   $    64,523   $  3,919     $    --   $    68,442
   State and municipal obligations           11,936        362          32        12,266
   Corporate bonds and obligations        8,921,431    620,327      36,786     9,504,972
   Mortgage-backed securities             2,259,701     42,684       9,688     2,292,697
                                        -----------  ---------     -------   -----------
                                        $11,257,591   $667,292     $46,506   $11,878,377
                                        ===========   ========     =======   ===========

                                                        Gross        Gross
                                          Amortized   Unrealized   Unrealized     Fair
   Available for sale                        Cost       Gains       Losses        Value

   U.S. Government agency obligations   $    84,082  $   3,248    $     50   $    87,280
   State and municipal obligations           11,020      1,476          --        12,496
   Corporate bonds and obligations        2,514,308    186,596       3,451     2,697,453
   Mortgage-backed securities             7,536,726    206,288      24,031     7,718,983
                                         ----------   --------     -------    ----------
   Total fixed maturities                10,146,136    397,608      27,532    10,516,212
   Equity securities                          3,156        361          --         3,517
                                         ----------   --------     -------    ----------
                                        $10,149,292   $397,969     $27,532   $10,519,729
                                        ===========   ========     =======   ===========

   The amortized cost and fair value of investments in fixed maturities at Dec. 31, 1996 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                           Amortized             Fair
   Held to maturity                           Cost               Value

   Due in one year or less               $    197,711       $    200,134
   Due from one to five years               2,183,374          2,294,335
   Due from five to ten years               4,606,775          4,779,690
   Due in more than ten years               1,123,824          1,146,642
   Mortgage-backed securities               2,124,695          2,100,849
                                         ------------       ------------
                                          $10,236,379        $10,521,650

                                            Amortized             Fair
   Available for sale                         Cost                Value

   Due in one year or less               $    227,051       $    229,650
   Due from one to five years                 851,428            899,098
   Due from five to ten years               2,140,579          2,182,079
   Due in more than ten years                 571,522            581,371
   Mortgage-backed securities               7,218,042          7,254,647
                                         ------------       ------------
                                          $11,008,622        $11,146,845

   During the years ended Dec. 31, 1996, 1995 and 1994, fixed maturities classified as held to maturity were sold with amortized cost of $277,527, $333,508 and $61,290, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

   As a result of adopting the FASB Special Report, "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities," the Company reclassified securities with a book value of $91,760 and net unrealized gains of $881 from held to maturity to available for sale in December 1995.

   In addition, fixed maturities available for sale were sold during 1996 with proceeds of $238,905 and gross realized gains and losses of $571 and $16,084, respectively. Fixed maturities available for sale were sold during 1995 with proceeds of $136,825 and gross realized gains and losses of $nil and $5,781, respectively. Fixed maturities available for sale were sold during 1994 with proceeds of $374,564 and gross realized gains and losses of $1,861 and $7,602, respectively.

   At Dec. 31, 1996, bonds carried at $13,571 were on deposit with various states as required by law.

   Net investment income for the years ended Dec. 31 is summarized as follows:

                                         1996            1995           1994
                                        ---------       -------        -----

   Interest on fixed maturities       $1,666,929      $1,656,136    $1,556,756
   Interest on mortgage loans            283,830         232,827       196,521
   Other investment income                43,283          35,936        38,366
   Interest on cash equivalents            5,754           5,363         6,872
                                   -------------         -------   -----------
                                       1,999,796       1,930,262     1,798,515
   Less investment expenses               34,434          22,953        16,642
                                    ------------       ---------    ----------
                                      $1,965,362      $1,907,309    $1,781,873
                                      ==========      ==========    ==========

   At Dec. 31, 1996, investments in fixed maturities comprised 84 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $1.9 billion which are rated by American Express Financial Corporation internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on Dec. 31 is as follows:

     Rating                              1996               1995
     ------                          -----------         -----------
     Aaa/AAA ....................... $ 9,460,134         $ 9,907,664
     Aaa/AA ........................       2,870               3,112
     Aa/AA .........................     241,914             279,403
     Aa/A ..........................     192,631             154,846
     A/A ...........................   2,949,895           3,104,122
     A/BBB .........................   1,034,661             871,782
     Baa/BBB .......................   4,531,515           4,417,654
     Baa/BB ........................     768,285             657,633
     Below investment grade ........   2,063,096           2,007,511
                                     -----------         -----------
                                     $21,245,001         $21,403,727

   At Dec. 31, 1996, 95 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than 1 percent of the Company's total investments in fixed maturities.

   At Dec. 31, 1996, approximately 13.7 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                 Dec. 31, 1996               Dec. 31, 1995
                           -------------------------    ------------------------
                           On Balance   Commitments    On Balance   Commitments
     Region                   Sheet     to Purchase       Sheet     to Purchase
   ------------------      -----------   -----------    -----------   ----------
   East North Central      $  777,960      $  19,358     $  720,185    $ 67,206
   West North Central         389,285         29,620        303,113      34,411
   South Atlantic             891,852         35,007        732,529     111,967
   Middle Atlantic            553,869         17,959        508,634      37,079
   New England                310,177         14,042        244,816      40,452
   Pacific                    190,770          4,997        168,272      23,161
   West South Central         105,173         11,246         61,860      27,978
   East South Central          75,176             --         58,462      10,122
   Mountain                   236,597         11,401        184,964      16,774
                           ----------       --------       --------      ------
                            3,530,859        143,630      2,982,835     369,150
   Less allowance for losses   37,495             --         37,340          --
                           ----------       --------        -------         ---
                           $3,493,364       $143,630     $2,945,495    $369,150
                           ==========       ========     ==========    ========

                                   Dec. 31, 1996                Dec. 31, 1995
                           -------------------------    ------------------------
                           On Balance    Commitments    On Balance   Commitments
     Property type             Sheet     to Purchase       Sheet     to Purchase
-----------------------     ---------      ---------    -----------  -----------
Department/retail stores   $1,154,179      $  68,032    $   985,660    $ 134,538
Apartments                  1,119,352         23,246      1,038,446       84,978
Office buildings              611,395         27,653        464,381       62,664
Industrial buildings          296,944          6,716        255,469       22,721
Hotels/motels                  97,870          6,257         31,335       48,816
Nursing/retirement homes       88,226          1,877         80,864        4,378
Mixed Use                      73,120             --         53,169           --
Medical buildings              67,178          8,289         57,772        2,495
Other                          22,595          1,560         15,739        8,560
                         ------------     ----------      ---------     --------
                            3,530,859        143,630      2,982,835      369,150
Less allowance for losses      37,495             --         37,340           --
                         ------------         ------      ---------       ------
                           $3,493,364       $143,630     $2,945,495     $369,150
                           ==========       ========     ==========     ========

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At Dec. 31, 1996 and 1995, the Company's recorded investment in impaired loans was $79,441 and $83,874 with a reserve of $16,162 and $19,307, respectively. During 1996 and 1995, the average recorded investment in impaired loans was $74,338 and $74,567, respectively.

The Company recognized $4,889 and $5,014 of interest income related to impaired loans for the year ended Dec. 31, 1996 and 1995, respectively.

The following table presents changes in the reserve for investment losses related to all loans:

                                            1996              1995
                                         ---------         --------
Balance, Jan. 1 ....................      $ 37,340         $ 35,252
Provision for investment losses ....        10,005           15,900
Loan payoffs .......................        (4,700)         (11,900)
Foreclosures .......................        (5,150)          (1,350)
Other ..............................            --             (562)
                                          --------         --------
Balance, Dec. 31 ...................      $ 37,495         $ 37,340
                                          ========         ========

At Dec. 31, 1996, the Company had commitments to purchase affordable housing limited partnership investments of $28,476, which is recorded as a liability in the accompanying balance sheets. The total amounts committed in 1997 and 1998 are $25,234 and $3,242, respectively. The Company also had commitments to purchase real estate investments for $35,425. Commitments to purchase real estate investments are made in the ordinary course of business. The fair value of these commitments is $nil.

3. Income taxes

   The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

   Income tax expense consists of the following:

                                     1996          1995          1994
                                    ------       --------      -------
   Federal income taxes:
         Current                   $260,357      $218,040     $186,508
         Deferred                   (65,609)      (33,810)     (19,175)
                                   --------      --------     --------
                                    194,748       184,230      167,333
   State income taxes-current        12,390        11,612        9,010
                                  ---------       -------       ------
   Income tax expense              $207,138      $195,842     $176,343
                                   ========      ========     ========

   Increases (decreases) to the federal tax provision applicable to pretax income based on the statutory rate are attributable to:

                                        1996                  1995                  1994
                                 -----------------     -----------------     -----------------
                                 Provision    Rate     Provision    Rate     Provision    Rate
        Federal income
          taxes based on
        the statutory rate       $217,600    35.0%      $196,274    35.0%     $179,379    35.0%
        Increases (decreases)
        are attributable to:
        Tax-excluded interest
          and dividend income      (9,636)   (1.6)        (8,524)   (1.5)       (9,939)   (2.0)
        Other, net                (13,216)   (2.1)        (3,520)   (0.6)       (2,107)   (0.4)
                                ---------   -----       --------    ----      --------    ----
        Federal income taxes     $194,748    31.3%      $184,230    32.9%     $167,333    32.6%
                                 ========   =====       ========    ====      ========    ====

   A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a policyholders' surplus account. At Dec. 31, 1996, the Company had a policyholders' surplus account balance of $20,114. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $7,040 have not been established because no distributions of such amounts are contemplated.

   Significant components of the Company's deferred tax assets and liabilities as of Dec. 31 are as follows:

                                           1996            1995
                                          -------         -----
   Deferred tax assets:
   Policy reserves                       $724,412       $600,176
   Life insurance guarantee
      fund assessment reserve              29,854         26,785
   Other                                    2,763             --
                                        ---------        -------
   Total deferred tax assets              757,029        626,961
                                        ---------        -------

   Deferred tax liabilities:
   Deferred policy acquisition costs      665,685        590,762
   Unrealized gain on investments          48,486        129,653
   Investments, other                       8,935         17,152
   Other                                       --          2,298
                                         --------        -------
   Total deferred tax liabilities         723,106        739,865
                                         --------        -------
   Net deferred tax assets (liabilities)$  33,923      $(112,904)
                                        =========      =========

   The Company is required to establish a "valuation allowance" for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4. Stockholder's equity

   During 1996, the Company received a $4,801 capital contribution from its parent, American Express Financial Corporation. During 1995, the Company received a $39,700 capital contribution from its parent in the form of investments in fixed maturities and mortgage loans. In addition, effective Jan. 1, 1995, the Company began consolidating the financial results of ACLAC. This change reflected the transfer of ownership of ACLAC from Amex Life Assurance Company (Amex Life), a former affiliate, to the Company prior to the sale of Amex Life to an unaffiliated third party on Oct. 2, 1995. This transfer of ownership to the Company has been reflected as a capital contribution of $17,114 in the accompanying financial statements. The effect of this change in reporting entity was not significant and prior periods have not been restated.

   As discussed in Note 5, the Company entered into a reinsurance agreement with Amex Life during 1995. As a result of this transaction, a loss of $4,574 was realized and reported as a direct charge to retained earnings.

   Other changes in the statements of stockholder's equity are primarily related to reinsurance transactions with affiliates.

   Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $1,261,592 as of Dec. 31, 1996 and $1,103,993 as of Dec. 31, 1995 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 1997 in excess of approximately $351,306 would require approval of the Department of Commerce of the State of Minnesota.

   Statutory net income for the years ended Dec. 31 and capital and surplus as of Dec. 31 are summarized as follows:

                                       1996            1995           1994
                                      ------          ------        ------
   Statutory net income            $ 365,585       $ 326,799       $ 294,699
   Statutory capital and surplus   1,565,082       1,398,649       1,261,958

   Dividends paid to American Express Financial Corporation were $165,000 in 1996, $180,000 in 1995, and $165,000 in 1994.

5. Related party transactions

   The Company has loaned funds to American Express Financial Corporation under a collateral loan agreement. The balance of the loan was $11,800 and $25,800 at Dec. 31, 1996 and 1995, respectively. This loan can be increased to a maximum of $75,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. It is collateralized by equity securities valued at $116,543 at Dec. 31, 1996. Interest income on related party loans totaled $780, $1,371 and $2,894 in 1996, 1995 and 1994, respectively.

   The Company purchased a five year secured note from an affiliated company which had an outstanding balance of $nil and $19,444 at Dec. 31, 1996 and 1995, respectively. The note bears a fixed rate of 8.42 percent. Interest income on the above note totaled $1,637, $1,937 and $2,278 in 1996, 1995 and 1994, respectively.

   The Company has a reinsurance agreement whereby it assumed 100 percent of a block of single premium life insurance business from Amex Life Assurance Company (Amex Life), a former affiliate. The accompanying consolidated balance sheets at Dec. 31, 1996 and 1995 include $758,812 and $764,663, respectively, of future policy benefits related to this agreement.

   The Company has a reinsurance agreement to cede 50 percent of its long-term care insurance business to Amex Life. The accompanying consolidated balance sheets at Dec. 31, 1996 and 1995 include $134,121 and $95,484, respectively, of reinsurance receivables related to this agreement. Premiums ceded amounted to $32,917, $25,553 and $20,360 and reinsurance recovered from reinsurers amounted to $5,135, $4,998 and $3,022 for the years ended Dec. 31, 1996, 1995 and 1994, respectively.

   The Company has a reinsurance agreement to assume deferred annuity contracts from Amex Life. At Oct. 1, 1995, a $803,618 block of deferred annuities and $28,327 of deferred policy acquisition costs were transferred to the Company. The accompanying consolidated balance sheet at Dec. 31, 1996 includes $828,298 of future policy benefits related to this agreement. Contracts with future policy benefits totaling $50,400 were still reinsured with the former affiliate at Dec. 31, 1996. The remaining contracts had been novated to Company contracts.

   Until July 1, 1995, the Company participated in the IDS Retirement Plan of American Express Financial Corporation which covered all permanent employees age 21 and over who had met certain employment requirements. Effective July 1, 1995, the IDS Retirement Plan was merged with American Express Company's American Express Retirement Plan, which simultaneously was amended to include a cash balance formula and a lump sum distribution option. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $174, $155 and $156 in 1996, 1995 and 1994, respectively.

   The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1996, 1995 and 1994 were $990, $815 and $957, respectively.

   The Company participates in defined benefit health care plans of American Express Financial Corporation that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of American Express Financial Corporation. American Express Financial Corporation expenses these benefits and allocates the expenses to its subsidiaries. Accordingly, costs of such benefits to the Company are included in employee compensation and benefits and cannot be identified on a separate company basis.

   Charges  by  American  Express   Financial   Corporation  for  use  of  joint
   facilities, marketing services and other services aggregated $397,362, $377,139, and $335,183 for 1996, 1995 and 1994, respectively. Certain of these costs are included in deferred policy acquisition costs. In addition, the Company rents its home office space from American Express Financial Corporation on an annual renewable basis.

6. Commitments and contingencies

   At Dec. 31, 1996 and 1995, traditional life insurance and universal life-type insurance in force aggregated $67,274,354 and $59,683,532, respectively, of which $3,875,921 and $3,771,204 were reinsured at the respective year ends. The Company also reinsures a portion of the risks assumed under disability income and long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $48,250, $39,399 and $31,016 and reinsurance recovered from reinsurers amounted to $15,612, $14,088, and $10,778 for the years ended Dec. 31, 1996, 1995 and 1994. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

   A number of lawsuits have been filed against life and health insurers in jurisdictions in which the Company and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. In December 1996, an action of this type was brought against the Company and its parent, American Express Financial Corporation. The plaintiffs purport to represent a class consisting of all persons who replaced existing Company policies with new Company policies from and after Jan. 1, 1985. The complaint puts at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. Plaintiffs seek damages in an unspecified amount and seek to establish a claims resolution facility for the determination of individual issues. The Company and its parent believe they have meritorious defenses to the claims raised in the lawsuit. The outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action. In the opinion of management, however, the ultimate resolution of the above lawsuit and others filed against the Company should not have a material adverse effect on the Company's consolidated financial position.

   During 1996, the Company settled the federal tax audit for 1987 through 1989 tax years. There was no material impact as a result of that audit. Also, the IRS is currently auditing the Company's 1990 through 1992 tax years. Management does not believe there will be a material impact as a result of this audit.

7. Lines of credit

   The Company has available lines of credit with two banks and its parent aggregating $175,000, of which $100,000 is with its parent. The lines of credit are at 40 to 80 basis points over the lenders' cost of funds or equal to the prime rate, depending on which line of credit agreement is used. The $25,000 line of credit with one bank expired on Dec. 31, 1996 and the Company did not seek renewal. The $50,000 line of credit with the other bank expires on June 30, 1997 and the Company expects to seek renewal. Borrowings outstanding under these agreements were $nil at Dec. 31, 1996 and 1995.

8. Derivative financial instruments

   The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

   Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

   Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit exposure related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty and industry, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

   Credit exposure related to interest rate caps and floors is measured by the replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

   The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

   The Company's holdings of derivative financial instruments are as follows:

                               Notional    Carrying      Fair      Total Credit
   Dec. 31, 1996                Amount       Value       Value       Exposure
   -------------              ---------     -------     --------   ------------
   Assets:
    Interest rate caps      $ 4,000,000     $16,227     $  7,439      $  7,439
    Interest rate floors      1,000,000       2,041        4,341         4,341
    Interest rate swaps       1,000,000          --      (24,715)           --
                             ----------     -------     --------       -------
                             $6,000,000     $18,268     $(12,935)      $11,780
                             ==========     =======     ========       =======
   Dec. 31, 1995
   Assets:
     Interest rate caps      $5,100,000     $26,680     $  8,366       $ 8,366
                             ==========     =======     ========       =======

   The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps and floors expire on various dates from 1996 to 2001. The interest rate swaps are in effect through 2001.

   Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

9. Fair values of financial instruments

   The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                           1996                        1995
                                          ------                      -----

                                 Carrying         Fair        Carrying         Fair
   Financial Assets               Value           Value         Value         Value
   ----------------               -----           -----         -----         -----
   Investments:
     Fixed maturities (Note 2):
       Held to maturity        $10,236,379   $10,521,650   $11,257,591   $11,878,377
       Available for sale       11,146,845    11,146,845    10,516,212    10,516,212
     Mortgage loans on
       real estate (Note 2)      3,493,364     3,606,077     2,945,495     3,184,666
     Other:
       Equity securities (Note 2)    3,308         3,308         3,517         3,517
       Derivative financial
         instruments (Note 8)       18,268       (12,935)       26,680         8,366
       Other                        63,993        66,242        52,182        52,182
   Cash and
     cash equivalents (Note 1)     224,603       224,603        72,147        72,147
   Separate account assets
     (Note 1)                   18,535,160    18,535,160    14,974,082    14,974,082

   Financial Liabilities
     Future policy benefits
       for fixed annuities      20,641,986    19,721,968    20,259,265    19,603,114
     Separate account
         liabilities            17,358,087    16,688,519    14,208,619    13,665,636

   At Dec. 31, 1996 and 1995, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1,112,155 and $1,070,598, respectively, and policy loans of $83,867 and $74,973, respectively. The fair value of these benefits is based on the status of the annuities at Dec. 31, 1996 and 1995. The fair value of deferred annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1996 and 1995.

   At Dec. 31, 1996 and 1995, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $1,177,073 and $765,463, respectively.

10.Segment information

   The Company's operations consist of two business segments; first, individual and group life insurance, disability income and long-term care insurance, and second, annuity products designed for individuals, pension plans, small businesses and employer-sponsored groups. The consolidated condensed statements of income for the years ended Dec. 31, 1996, 1995 and 1994 and total assets at Dec. 31, 1996, 1995 and 1994 by segment are summarized as follows:

                                          1996           1995            1994
                                         ------         ------          -----
   Net investment income:
   Life, disability income
     and long-term care insurance   $    262,998   $    256,242   $     247,047
   Annuities                           1,702,364      1,651,067       1,534,826
                                     -----------    -----------    ------------
                                     $ 1,965,362    $ 1,907,309    $  1,781,873
                                     ===========    ===========    ============
   Premiums, charges and fees:
   Life, disability income
     and long-term care insurance   $    448,389   $    384,008   $     335,375
   Annuities                             308,873        249,557         193,370
                                    ------------   ------------   -------------
                                    $    757,262   $    633,565   $     528,745
                                    ============   ============   =============
   Income before income taxes:
   Life, disability income
     and long-term care insurance   $    161,115   $    125,402   $     122,677
   Annuities                             460,758        440,278         394,117
   Net loss on investments                  (159)        (4,898)         (4,282)
                                   -------------  -------------  --------------
                                    $    621,714   $    560,782   $     512,512
                                    ============   ============   =============
   Total assets:
   Life, disability income
     and long-term care insurance   $  7,028,906   $  6,195,870    $  5,269,188
   Annuities                          40,277,075     36,704,208      30,478,355
                                     -----------    -----------     -----------
                                     $47,305,981    $42,900,078     $35,747,543
                                     ===========    ===========     ===========

   Allocations of net investment income and certain general expenses are based on various assumptions and estimates.

   Assets are not individually identifiable by segment and have been allocated principally based on the amount of future policy benefits by segment.

   Capital  expenditures  and  depreciation   expense  are  not  material,   and
   consequently, are not reported.

Report of Independent Auditors


The Board of Directors
IDS Life Insurance Company

We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 1996 and 1995, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 1996 and 1995, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain investments in debt and equity securities in 1994.



Ernst & Young LLP
February 7, 1997
Minneapolis, Minnesota

PAGE 48
STATEMENT OF DIFFERENCES

Difference                          Description



1)  Headings.                       1)  The headings in the
                                        prospectus are placed
                                        in blue strip at the top
                                        of the page.

2)  The page numbers in the         2)  The prospectus begins on
    electronic document do not          page 1 in both documents,
    correspond to the printed           ends on page 38 in the
    prospectus.                         electronic document, and
                                        page 59 in the printed
                                        prospectus.

3)  Financial language.             3)  A paragraph was added to
                                        the first page of the IDS
                                        Life Insurance Company
                                        consolidated balance
                                        sheets.